UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒ Filed by a party other than the Registrant	☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

CLARIVATE PLC
(Name of Registrant as Specified in Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Clarivate

May 14, 2026
London, United Kingdom
Clarivate Plc

Clarivate 2026 Proxy Statement
DEAR FELLOW SHAREHOLDERS:
On behalf of our Board of Directors, I am pleased to invite you to the 2026 Annual General Meeting of
Shareholders of Clarivate Plc (the “Annual Meeting”), which will be held on Thursday, May 14, 2026, at the
Clarivate corporate headquarters located at 70 St. Mary Axe, London EC3A 8BE, United Kingdom, starting at 1:00 p.m. BST.
The enclosed Notice of the 2026 Annual General Meeting of Shareholders and Proxy Statement describe the business that we will conduct at the meeting and the proposals that the shareholders of Clarivate will consider and vote upon.
All shareholders of record of our ordinary shares at the close of business on March 16, 2026, the Record
Date, are entitled to receive notice of, and to vote at, the Annual Meeting, or any continuation, postponement, or adjournment thereof. If you plan to attend the Annual Meeting in person, we encourage you to request an admission ticket in advance. You can request a ticket in advance by following the instructions under “Admission Procedure” in the Proxy Statement. Failure to request an admission ticket in advance will not preclude your attendance at the Annual Meeting in person. However, in each case, an individual must have evidence of ownership of the Company’s ordinary shares as of the Record Date and a valid government-issued photo identification (e.g., a driver’s license or a passport) and should arrive in advance, with sufficient time to be admitted to the Annual Meeting.
Whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented and voted at the meeting. If you have elected to receive your proxy materials by mail, please mark, sign, date, and return the proxy card in the envelope accompanying the proxy materials. If you received your proxy materials through the internet, please submit your voting instructions by internet or otherwise in accordance with the instructions provided in the notice of internet availability of proxy materials that you received in the mail. You may also submit your proxy by sending a scanned PDF version of the original proxy card by email to Company.Secretary@clarivate.com. If your shares are held in the name of a bank or broker, submitting your voting instructions by mail, telephone, or internet will depend on the processes of the bank or broker, and you should follow the instructions you receive from your bank or broker.
Returning the proxy card or otherwise submitting your proxy does not deprive you of your right to attend the Annual Meeting and vote. If you decide to attend the Annual Meeting, you will be able to revoke your proxy and vote. Any signed proxy returned and not completed will be voted by management in favor of all proposals presented in the Proxy Statement.
Remember that your shares cannot be voted unless you submit your proxy or attend the Annual Meeting in person. Your participation is important, so please review these materials carefully and submit your voting instructions.
Thank you for your continued support of Clarivate.
Sincerely,
Andy Snyder
Chair of the Board
April 1, 2026

Clarivate 2026 Proxy Statement
Notice of 2026 Annual General Meeting of Shareholders
NOTICE IS HEREBY GIVEN that the 2026 Annual General Meeting of Shareholders (the “Annual Meeting”) of Clarivate
Plc (“Clarivate” or the “Company”) will be held at the following date, time, and place:

Date	Place
Thursday, May 14, 2026	Clarivate Plc Headquarters
70 St. Mary Axe
London EC3A 8BE, United Kingdom
Time	Record Date
1:00 p.m. BST	March 16, 2026
Items of Business
1.Re-elect ten directors to serve on the Board of Directors until the next annual general meeting of shareholders or until their respective successors are duly elected and qualified: Jane Okun Bomba, Kenneth Cornick, Usama N. Cortas,
Suzanne Heywood, Adam T. Levyn, Anthony Munk, Wendell Pritchett, Saurabh Saha, Matti Shem Tov, and Andrew
Snyder.
2.Adopt a resolution, on an advisory, non-binding basis, to approve the compensation of the Company’s named executive officers.
3.Reappoint PricewaterhouseCoopers LLP as our auditors, ratify their appointment as our independent registered public accountants for the fiscal year 2026 on a non-binding and advisory basis, and authorize the Company’s Board of
Directors, acting through its Audit Committee, to determine the fees to be paid to the auditors.
4.Transact such other business, if any, as may properly come before the Annual Meeting or any continuation, postponement, or adjournment thereof.

Registered shareholders of the Company as of the close of business on the Record Date are eligible to vote at the meeting.
You may cast your vote in one of the following ways:

Internet	Online at www.proxyvote.com
Email	Scan a PDF copy of the original voted proxy card and submit via email to Company.Secretary@clarivate.com
Mail	Mail your completed and signed proxy card in the postage-paid envelope provided to: Vote Processing, c/o Broadridge 51 Mercedes Way, Edgewood, NY 11717
In Person	Vote in person at the Annual Meeting (see How You Can Vote below for further information)
Any shareholder who is entitled to vote at the Annual Meeting is entitled to appoint one or more proxies to attend and vote instead of that shareholder. A proxy need not be a shareholder.
Clarivate’s Board of Directors has fixed the close of business on March 16, 2026 as the record date (the “Record Date”)
for the determination of the shareholders entitled to receive notice and to vote at the Annual Meeting or any continuation, postponement, or adjournment thereof.
For ten days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be available for shareholders to review for purposes relevant to the meeting. To arrange to review that list, please send a written request to General Counsel, c/o Legal Department, Clarivate Plc, 70 St. Mary Axe, London EC3A 8BE, United
Kingdom or by email to Company.Secretary@clarivate.com.

Clarivate 2026 Proxy Statement
The Company’s audited consolidated financial statements for the year ended December 31, 2025, together with the auditor’s report thereon, will be presented at the Annual Meeting.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO
BE HELD ON MAY 14, 2026: The Proxy Statement and our 2025 Annual Report are available at ir.clarivate.com. To receive a printed copy of the Proxy Statement and our Annual Report free of charge by mail, please send a request to
Clarivate Plc, Attention: General Counsel, 70 St. Mary Axe, London EC3A 8BE, United Kingdom or by email to
Company.Secretary@clarivate.com or call +44 207 4334000.
We hope that you will promptly vote and submit your proxy by dating, signing, and returning the enclosed Proxy Card by mail or by email, or by following the instructions for internet voting provided on the Proxy Card, or, if you hold your shares in the name of a bank or broker, by following the instructions you receive from your bank or broker. Casting a vote by proxy will not limit your rights to vote at the Annual Meeting.
By order of the Board of Directors,
John Doulamis
General Counsel
April 1, 2026
i

Clarivate 2026 Proxy Statement

Clarivate 2026 Proxy Statement
Proxy Statement for the 2026 Annual General Meeting of Shareholders
of Clarivate Plc to be held on May 14, 2026
INFORMATION CONCERNING VOTING AND PROXY SOLICITATION
This proxy statement (“Proxy Statement”) is being furnished to you in connection with the solicitation by the Board of
Directors of Clarivate Plc (the “Board”), a company limited by shares incorporated under the laws of Jersey, Channel
Islands, of proxies for the 2026 Annual General Meeting of Shareholders (the “Annual Meeting”) and any continuation, postponement, or adjournment thereof.
This Proxy Statement, the accompanying proxy card, and the Clarivate 2025 Annual Report, which includes our annual report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report” and collectively with the Proxy
Statement and the accompanying proxy card, the “Proxy Materials”) are first being distributed or made available to shareholders on or about April 1, 2026.
We are providing notice and electronic access to the Proxy Materials to our shareholders. The Notice of Internet
Availability of Proxy Materials (“Notice of Internet Availability”) will be mailed on or about April 1, 2026. The Notice of
Internet Availability contains instructions regarding how to access and review the Proxy Materials through the internet or receive a hard copy. The Notice of Internet Availability also provides instructions regarding how to submit a proxy via the internet. We believe that this process allows us to provide shareholders with important information in a timely manner while also reducing the environmental impact and lowering the costs of printing and distributing our proxy materials. If you have not received, but would like to receive, a copy of the Proxy Materials in paper format, please follow the instructions for requesting such materials contained in the Notice of Internet Availability.
As used herein, the terms “Company,” “Clarivate,” “we,” “us,” or “our” refer to Clarivate Plc and its consolidated subsidiaries unless otherwise stated or the context otherwise requires.
Our ordinary shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “CLVT.”
Date, Time, and Location of the Annual Meeting
The Annual Meeting will be held on Thursday, May 14, 2026, at 1:00 p.m. BST (8:00 a.m. EDT) at the Clarivate
corporate headquarters located at 70 St. Mary Axe, London EC3A 8BE, United Kingdom.
How You Can Attend the Annual Meeting
To attend the Annual Meeting in person, you must be entitled to vote, as described below.
If you plan to attend the Annual Meeting in person, we encourage you to request an admission ticket in advance. You can request a ticket in advance by following the instructions under “Admission Procedure” in this Proxy Statement. The
General Counsel should receive your written request for an admission ticket on or before May 11, 2026. If you hold your
Clarivate ordinary shares through a brokerage account (in “street name”), your request for an admission ticket should include a copy of a brokerage statement reflecting share ownership as of the Record Date. Your ticket will be sent to you prior to the meeting if you follow these instructions. Don’t forget your ticket and government-issued photo identification.
Failure to request an admission ticket in advance will not preclude your attendance at the Annual Meeting in person.
However, in each case, an individual must have evidence of ownership of the Company’s ordinary shares as of the
Record Date and a valid government-issued photo identification (e.g., a driver’s license or a passport) and should arrive in advance, with sufficient time to be admitted to the Annual Meeting.
Contact us if we can explain any of these matters or otherwise help you with your voting instructions or attending the
Annual Meeting.

Clarivate 2026 Proxy Statement
If you cannot attend the Annual Meeting in person, you can listen to the Annual Meeting via a listen-only webcast at the event address set forth below:
https://bit.ly/2026ClarivateAGM
or
https://teams.microsoft.com/l/meetup-
join/19%3ameeting_MzI1MWNkODEtNWFmZS00NGI3LWI1MWQtMDM4MGIxMTBjZjM0%40thread.v2/0?context=%7b
%22Tid%22%3a%22127fa96e-00b4-429e-95f9-72c2828437a4%22%2c%22Oid%22%3a%2246aacd31-fc35-47a7-
bbbd-04d15e7d7415%22%7d
Because the webcast will be listen-only, listening to the webcast will not constitute formal attendance at the Annual
Meeting and you will not be able to vote or ask questions through the webcast. Please submit your proxy voting instructions as soon as possible through one of the methods described below to ensure your votes are counted at the
Annual Meeting.
Purpose of the Annual Meeting
The purpose of the Annual Meeting is to vote on the following items described in this Proxy Statement:
✓Proposal 1: Re-Election of Directors
✓Proposal 2: Advisory Approval of Executive Compensation
✓Proposal 3: Ratification of Appointment of Independent Registered Public Accountants
Who Can Vote
Only shareholders who owned Clarivate ordinary shares at the close of business on March 16, 2026 (the “Record Date”)
are entitled to vote at the Annual Meeting.
All resolutions put to a vote at the Annual Meeting shall be decided on a poll. Each holder of our ordinary shares is entitled to one vote for each share held as of the Record Date. As of the close of business on the Record Date, we had
642,179,542 issued and outstanding ordinary shares, each of which entitles the holder to one vote.
If, at the close of business on the Record Date, your shares were registered directly in your name with our transfer agent,
Continental Stock Transfer & Trust, you are a “shareholder of record.” If you are a shareholder of record, notice of the meeting was sent directly to you. If your shares are held in the name of your bank, broker, nominee, or other holder of record, your shares are held in “street name” and you are considered the “beneficial owner.” Notice of the meeting has been forwarded to you by your bank, broker, nominee, or other holder of record, who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your bank, broker, nominee, or other holder of record how to vote your shares by using the voting instructions you received. See “How You Can Vote”
below for further information.
There is no cumulative voting in the election of directors.
Appointment of Proxy Holders
The Board asks you to appoint the following individuals as your proxy holders to vote your shares at the Annual Meeting:
❖Andrew Snyder, Chair of the Board
❖Matti Shem Tov, Chief Executive Officer
❖Jonathan Collins, Executive Vice President and Chief Financial Officer
❖John Doulamis, Senior Vice President and General Counsel
You may make this appointment by using one of the methods described below. If appointed by you, the proxy holders will vote your shares as you direct on the matters described in this Proxy Statement. In the absence of your direction, they will vote your shares as recommended by the Board.
Unless you otherwise indicate on the proxy card, you also authorize your proxy holders to vote your shares on any matters not known by the Board at the time this Proxy Statement was printed and that, under our Articles of Association
(the “Articles”), may be properly presented for action at the Annual Meeting.

Clarivate 2026 Proxy Statement
If you do not wish to appoint the individuals named above as your proxies, you need not do so. Any shareholder who is entitled to vote at the Annual Meeting is entitled to appoint one or more proxies to attend and vote instead of that shareholder. A proxy need not be a shareholder. Any such appointment must be submitted to the Company in accordance with the Articles.
Quorum
A quorum must be present to hold the Annual Meeting, which is shareholders holding in aggregate not less than a simple majority of all voting share capital of the Company in issue present in person or by proxy and entitled to vote, provided that there is present in person or by proxy at least two shareholders entitled to vote.
A quorum is calculated based on the number of shares represented by the shareholders attending in person and by their proxy holders. If you indicate an abstention as your voting preference, your shares will be counted toward a quorum, but they will not be voted on any given proposal. “Broker non-votes” (see “Required Vote” below) will be counted as ordinary shares that are present for the purpose of determining the presence of a quorum but will have no effect with respect to any matter for which a broker does not have authority to vote.
How You Can Vote
Shareholders of record. You are a shareholder of record if, at the close of business on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust.
You may vote your shares at the Annual Meeting in person or by proxy. Shareholders of record may appoint a proxy by signing, dating, and returning the proxy card in the enclosed postage-paid return envelope or by email, or by following the instructions for internet voting provided on the proxy card. Carefully review and follow the instructions on the enclosed proxy card. The shares represented will be voted in accordance with the directions in the proxy card. A form of proxy different from the enclosed proxy card may be submitted to the Company in the manner contemplated by the Articles.
You can submit your proxy using any of the methods described on your proxy card or below prior to the applicable deadline described below. Proxies must be received by the deadlines set forth in the below table. Any signed proxies returned without instructions will be voted FOR the proposals set forth in the Notice of 2026 Annual General
Meeting of Shareholders.

Via the internet:
Go to www.proxyvote.com to vote via the internet using the 16-digit control number you were provided on your proxy card or Notice of Internet Availability. You will need to follow the instructions on the website.
You must register your vote over the internet no later than 11:59 p.m. Eastern time on
May 13, 2026.

By email:
A scanned PDF copy of your original completed and signed proxy card may be sent via email to Company.Secretary@clarivate.com.
A proxy card sent to us by email must be received no later than 11:59 p.m. Eastern time on
May 13, 2026.

By mail:
If you received the Proxy Materials in the mail, you may mark, sign, date, and return your proxy card in the enclosed postage-paid return envelope or by mailing it to Vote Processing,
c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, USA no later than April 28,
2026, in order for us to receive your proxy card by the May 13, 2026 deadline.

In person:
Shareholders of record may vote in person at the Annual Meeting. Submitting a proxy now will not limit your right to change your vote at the Annual Meeting if you attend the Annual Meeting in person.
For information about attending the Annual Meeting, please see “How You Can Attend the
Annual Meeting” above.

Beneficial Owners. Beneficial owners, that is, shareholders whose ordinary shares were not held directly in their name at the close of business on the Record Date but rather in an account with a bank, broker, nominee, or other holder of record
(sometimes referred to as holding shares in “street name”) have the right to instruct their broker on how to vote their shares and will receive voting instructions from the holder of record. To do so, you must provide voting instructions to your bank, broker, nominee, or other holder of record by the deadline provided in the Proxy Materials you receive from your bank, broker, nominee, or other holder of record. You must follow the instructions of such bank, broker, nominee, or other holder of record in order for your shares to be voted.

Clarivate 2026 Proxy Statement
If you are a beneficial owner and wish to vote in person, please advise the holder of record that you wish to attend the
Annual Meeting. The holder of record will provide you with evidence of ownership that will be required for admission to the
Annual Meeting.
We hope that you will promptly vote and submit your proxy by dating, signing, and returning the enclosed proxy card by mail or by email, or by following the instructions for internet voting provided on the proxy card, or, if you hold your shares in the name of a bank, broker, nominee, or other holder of record, by following their instructions. Casting a vote by proxy will not limit your rights to vote at the Annual Meeting.
Revocation of Proxies
Shareholders can revoke their proxies at any time before they are exercised in any of the following ways:
❖by voting in person at the Annual Meeting;
❖by submitting written notice of revocation to the General Counsel prior to 1:00 p.m. BST on May 13, 2026; or
❖by submitting another proxy — properly executed and delivered — on a later date, but prior to 1:00 p.m. BST on
May 13, 2026.
Required Vote
The table below summarizes the proposals that will be voted on, the votes required to approve each item, and how votes are counted.
Please note that “vote cast” means a vote “FOR” or “AGAINST” a proposal. An abstention, or “ABSTAIN” vote, is not a
“vote cast” and will not factor into whether a proposal is passed.

Proposal	Vote required	Voting options	Impact of “abstain” or broker non-votes	Broker discretionary voting allowed
Proposal 1 Re-Election of Directors	For each director nominee, a simple majority of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy	“FOR” “AGAINST” “ABSTAIN”	None(1)	No(2)
Proposal 2 Advisory Approval of Executive Compensation	A simple majority of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy	“FOR” “AGAINST” “ABSTAIN”	None(1)	No(2)
Proposal 3 Ratification of Appointment of Independent Registered Public Accountants	A simple majority of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy	“FOR” “AGAINST” “ABSTAIN”	None(1)	Yes(3)
(1)A vote marked as “ABSTAIN” or a broker non-vote is not considered a vote cast and will, therefore, not affect the outcome of this proposal.
(2)As this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal.
(3)As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.
Please note that under NYSE rules, brokers may not vote your shares on certain “non-routine” matters without your voting instructions. Accordingly, if you do not provide your bank, broker, or other nominee with instructions on how to vote your shares, this will be considered a “broker non-vote” and your bank, broker, or nominee will not be permitted to vote those shares on Proposal 1 (Re-Election of Directors) or Proposal 2 (Advisory Approval of Executive Compensation). Your
bank, broker, or nominee will be entitled to cast votes on Proposal 3 (Ratification of Appointment of Independent
Registered Public Accountants). We encourage you to provide instructions to your bank, broker, or nominee regarding the voting of your shares.

Clarivate 2026 Proxy Statement
Shareholders Who Share an Address (Householding)
Two or more Clarivate shareholders who share an address may receive only one copy of the Proxy Materials or the Notice of Internet Availability, unless the shareholder gives instructions to the contrary.
We will deliver promptly a separate copy of the Proxy Materials to any Clarivate shareholder who resides at a shared address and to which a single copy of the documents was delivered, if the shareholder makes a request by contacting the
General Counsel, c/o Legal Department, Clarivate Plc, 70 St. Mary Axe, London EC3A 8BE, United Kingdom, or by
telephone at +44 207 4334000 or by email at Company.Secretary@clarivate.com.
If a broker, bank, or other nominee holds your shares, please contact your broker, bank, or other nominee directly if you have questions about delivery of materials, require additional copies of the Proxy Materials, or wish to receive multiple copies of the Proxy Materials, which would require you to state that you do not consent to householding.
Solicitation of Proxies
We pay the cost of printing and mailing the Notice of 2026 Annual General Meeting of Shareholders, the Annual Report,
and all Proxy Materials. We have retained D.F. King & Co., Inc. to aid in the solicitation of proxies by mail, telephone, facsimile, email, and personal solicitation for a fee of $11,500, plus reasonable expenses. Our directors, officers, and other employees may participate in the solicitation of proxies by personal interview, telephone, or email. No additional compensation will be paid to our directors, officers, or other employees for solicitation. We will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of our ordinary shares.
Presentation of Accounts
Under Jersey law, the directors are required to present the accounts of the Company and the reports of the auditors before shareholders at a general meeting. Therefore, the accounts of the Company for the fiscal year ended
December 31, 2025, will be presented to the shareholders at the Annual Meeting.
Final Voting Results of the Annual Meeting
The preliminary voting results will be announced at the Annual Meeting. The final voting results will be disclosed by the
Company in a Current Report on Form 8-K to be filed with the U.S. Securities and Exchange Commission (the “SEC”)
within four business days following the Annual Meeting.
Forward-Looking Statements
This Proxy Statement includes statements that express our opinions, expectations, beliefs, plans, objectives, assumptions, or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-
looking statements” within the meaning of the “safe harbor provisions” of the Private Securities Litigation Reform Act of
1995. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may,” “will,” or “should,”
or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. The forward-looking statements contained in this Proxy Statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the caption “Risk
Factors” in our Annual Report, along with our other filings with the SEC. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

Clarivate 2026 Proxy Statement
Important Reminder
Please promptly provide your voting instructions by submitting your proxy in writing or by internet, or if you hold your ordinary shares through a bank, broker, or other nominee, as instructed by your bank, broker, or other nominee.
To appoint a proxy, you may sign, date, and return the enclosed proxy card in the postage-
paid return envelope, or email it to Company.Secretary@clarivate.com, or follow the instructions for internet voting provided on the proxy card. We must receive your proxy card or internet voting instructions by 11:59 p.m. Eastern time on May 13, 2026. If mailing, please mail your proxy card no later than April 28, 2026.
Submitting voting instructions by proxy will not limit your rights to attend or vote at the
Annual Meeting.

Clarivate 2026 Proxy Statement
PROPOSAL 1: RE-ELECTION OF DIRECTORS
2026 Nominees for Director
Pursuant to the Articles, the Board has determined that it be composed of ten directors.
The Board has approved for nomination the following ten director nominees to be re-elected at the Annual Meeting. All the director nominees currently serve on the Board.
Directors elected at the Annual Meeting will hold office until the next annual general meeting of shareholders in 2027, or until their respective successors have been duly elected and qualified or their earlier resignation or removal.
For more information about each director nominee, see “Corporate Governance and Board of Directors — Business
Experience and Qualifications of Director Nominees” below.

Name and Principal Occupation	Age	Director Since	Independent	Committee Memberships
Andrew Snyder (Chair) Chief Executive Officer, Cambridge Information Group	55	2021	✓	❖Nominating & Governance ❖Finance
Jane Okun Bomba President, Saddle Ridge Consulting	63	2020	✓	❖Audit ❖Human Resources & Compensation (Chair)
Kenneth Cornick Former President and Chief Financial Officer, Clear Secure, Inc.	53	2025	✓	❖ Audit (Chair)
Usama N. Cortas Partner, Leonard Green & Partners, L.P.	48	2020	✓	❖Nominating & Governance ❖Finance (Chair)
Suzanne Heywood Chief Operating Officer, Exor N.V.	57	2024	✓	❖Nominating & Governance ❖Finance
Adam T. Levyn Partner, Leonard Green & Partners, L.P.	43	2020	✓	❖Human Resources & Compensation
Anthony Munk Vice Chairman, Onex Corporation	66	2019	✓	❖Audit ❖Finance
Wendell Pritchett Riepe Presidential Professor of Law and Education, University of Pennsylvania	61	2022	✓	❖Nominating & Governance (Chair) ❖Human Resources & Compensation
Saurabh Saha Former Chief Executive Officer, Centessa Pharmaceuticals	49	2023	✓	❖Human Resources & Compensation
Matitiahu (Matti) Shem Tov Chief Executive Officer, Clarivate Plc	65	2024
Each director nominee set forth above has consented to being named in this Proxy Statement as a nominee for re-
election as a director and has agreed to serve as a director, if re-elected. The Nominating and Governance Committee reviewed the performance and qualifications of the director nominees and recommended to the Board, and the Board approved, that each be recommended to shareholders for appointment to serve for a one-year term.
If any of the nominees becomes unavailable prior to the Annual Meeting, proxies in the enclosed form will be voted for a substitute nominee or nominees designated by the Board, or the Board may reduce the number of directors to constitute the entire Board, in its discretion.
Usama N. Cortas and Adam T. Levyn have been nominated pursuant to the Company’s obligations under the Investor
Rights Agreement dated as of October 1, 2020, entered into in connection with the Company’s acquisition of CPA Global.

Clarivate 2026 Proxy Statement
Suzanne Heywood has been nominated pursuant to the Company’s obligations under the Investment Agreement dated as of March 4, 2024, between the Company and Exor N.V.
Kenneth Cornick was elected to our Board effective July 22, 2025. If re-elected, Mr. Cornick will continue to serve as a director for a one-year term.
The text of the resolutions with respect to Proposal 1 (which are proposed as ordinary resolutions) is as follows:
“RESOLVED,
❖That Andrew Snyder be re-elected as a director of the Company.
❖That Jane Okun Bomba be re-elected as a director of the Company.
❖That Kenneth Cornick be re-elected as a director of the Company.
❖That Usama N. Cortas be re-elected as a director of the Company.
❖That Suzanne Heywood be re-elected as a director of the Company.
❖That Adam T. Levyn be re-elected as a director of the Company.
❖That Anthony Munk be re-elected as a director of the Company.
❖That Wendell Pritchett be re-elected as a director of the Company.
❖That Saurabh Saha be re-elected as a director of the Company.
❖That Matti Shem Tov be re-elected as a director of the Company.
RESOLVED, that each director nominee re-elected to serve as a director of the Company shall serve until the 2027
Annual General Meeting of Shareholders, or until their successor is duly elected and qualified, or their earlier resignation or removal.”
Vote Required and Recommendation
A director will be re-elected if approved by a simple majority of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy — that is, the number of shares voted “FOR” a director must exceed the number of shares voted “AGAINST” that director.
You may instruct to vote “FOR,” or “AGAINST,” or “ABSTAIN” for each of the director nominees. If you “ABSTAIN” from voting with respect to the proposal, your vote is not considered a vote cast and will have no effect for such proposal. If you do not provide your bank, broker, or other nominee with instructions on how to vote your shares with respect to Proposal
1, your broker or nominee will not be entitled to cast votes and a “broker non-vote” on Proposal 1 will result. “Broker non-
votes” are not considered votes cast and will have no effect on the vote for this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RE-ELECTION OF EACH OF THE DIRECTOR NOMINEES LISTED ABOVE.

Clarivate 2026 Proxy Statement
CORPORATE GOVERNANCE AND BOARD OF DIRECTORS
The Board is responsible for providing governance and oversight of the strategy, operations, and management of the
Company. The primary mission of the Board is to represent and protect the interests of our shareholders. The Board oversees our senior management, to whom it has delegated the authority to manage the day-to-day operations of the
Company.
Board Leadership Structure
The Board believes strongly in the value of an independent board of directors to provide effective oversight of management. Nine of our ten current Board members, who are also our director nominees, are independent. The Board also has all independent members on its standing committees: the Audit Committee, the Human Resources and
Compensation Committee, the Nominating and Governance Committee, and the Finance Committee. The independent members of the Board meet regularly without management, and such meetings are conducted by the Board Chair, whose role is described further below.
The Board believes it is important to retain its flexibility to allocate the responsibilities of the offices of the Board Chair and
Chief Executive Officer (“CEO”) in any way that it deems to be in the best interests of the Company. Currently, the positions of Board Chair and CEO are separate, and Andrew Snyder, our Non-Executive Board Chair, is an independent director. The Board Chair oversees the planning of the annual Board calendar, and, in consultation with the CEO, schedules and sets the agenda for meetings of the Board and leads the discussion at such meetings. The Board Chair also presides at executive sessions, serves as a liaison between the CEO and the independent directors, sees that directors receive appropriate and timely information, assists the committee chairs in preparing agendas for the respective committee meetings, chairs the annual general meetings of shareholders, is available in appropriate circumstances to speak on behalf of the Board, and performs such other functions and responsibilities as set forth in the Company’s
Corporate Governance Guidelines or as requested by the Board from time to time. Board members are encouraged to suggest the inclusion of additional items on an agenda, and any director may request that an item be placed on an agenda. The Board Chair is responsible for creating and maintaining an effective working relationship with the members of management and the Board and encouraging dialogue between all directors and management.
Each of the Company’s directors, except Mr. Shem Tov, is independent (see “Independence of Directors” below). The
Board believes that the independent directors, including its Non-Executive Board Chair, Mr. Snyder, provide effective oversight of management.
Corporate Governance Practices
Clarivate has a history of strong corporate governance. The Company believes good governance is critical to achieving long-term shareholder value. The following table summarizes certain highlights of our corporate governance practices and policies:

Our Practices and Policies
❖Annual election of all directors	❖Board takes active role in succession planning
❖100% independent Board committees	❖Regular shareholder engagement by our CEO, CFO, and Investor Relations team
❖9 independent directors (out of 10)	❖Annual Board and committee self-evaluations
❖Regular executive sessions, where independent directors meet without management present	❖Active Board oversight of strategy, risk management, and sustainability matters
❖Director overboarding policy limiting service to three other public company boards; no Audit Committee member may simultaneously serve on the audit committee of more than two other public
companies; and our CEO and executive officers may only serve on the board of one other public company
❖Robust director selection process resulting in a diverse and global Board in terms of experience, perspectives, skills, and tenure

Clarivate 2026 Proxy Statement
The Role of the Board of Directors in Risk Oversight
We recognize that risk is inherent in innovation and the pursuit of long-term growth opportunities.
Management at Clarivate is responsible for day-to-day risk management activities. The Company has formed a risk management committee to supervise these day-to-day risk management efforts, including identifying potential material risks and appropriate and reasonable risk mitigation efforts. The Board, acting directly and through its committees, is responsible for the oversight of the Company’s risk management. With the oversight of the Board, we have implemented practices and programs designed to help manage the risks to which we are exposed in our business and to align risk-
taking appropriately with our efforts to increase shareholder value. Each of the Board’s four committees — Audit, Human
Resources and Compensation, Nominating and Governance, and Finance — has a role in assisting the Board in its oversight of the Company’s risk management, as set forth in the relevant committee charters.
In furtherance of the Board’s risk oversight responsibilities and practices, the Board’s Audit Committee brings additional
Board-level focus to the oversight of the Company’s management of key risks, as well as the Company’s guidelines, policies, practices, and processes with respect to risk assessment, monitoring, and management. The Audit Committee meets at least quarterly. Each standing Board committee also reports regularly to the full Board on its activities.
In addition, the Board participates in regular discussions among the Board and with senior management on many core subjects, including strategy, operations, finance, information technology and cybersecurity, human resources, legal and public policy matters, and any other subjects regarding which the Board or its committees consider risk oversight an inherent element. The Board believes that the leadership structure described above under “Board Leadership Structure”
facilitates the Board’s oversight of risk management because it allows the Board, with leadership from the independent
Board Chair and working through its independent committees, to participate actively in the oversight of management’s actions.

Clarivate 2026 Proxy Statement
Business Experience and Qualifications of Director Nominees
The following discussion presents information about the ten nominees for election at the Annual Meeting. The age of the director nominees is as of the date of this Proxy Statement.

Andrew Snyder Non-Executive Chair Director since December 2021 Independent Age: 55 Clarivate Board Committees ❖Nominating & Governance ❖Finance Other Public Company Directorships (within past five years) ❖None
Experience and Qualifications
Mr. Snyder has been the non-executive Chair of our Board since October 2022. Mr. Snyder has served as CEO of Cambridge Information Group (“CIG”), a family-owned investment firm, since 2003. Mr. Snyder has built and managed the CIG portfolio, which today has a primary focus on real estate and education, technology, and information services companies. Mr. Snyder was responsible for building ProQuest LLC from a legacy company of 190 employees to one of the leading providers of information and software solutions to the global academic and research community with nearly 3,000 professionals. CIG sold
ProQuest to Clarivate in December 2021. Prior to joining CIG, Mr. Snyder spent seven years at the Goldman Sachs Group where he focused on traditional media, technology, and services investing for the firm’s private equity fund. He also spent one year as the Assistant to the Chairman and CEO of Goldman Sachs. Mr. Snyder serves on the New York-
Presbyterian Board of Trustees and the Board of Advisors of Penn Libraries. He formerly served on the boards of Blucora, Inc., Shining Hope for Communities, and The Browning
School. Mr. Snyder graduated cum laude from the Wharton School at the University of
Pennsylvania, and earned a J.D. from Georgetown University Law Center, where he graduated magna cum laude.
Mr. Snyder was selected to serve on the Board due to his strong leadership skills and proven track record driving financial growth and product development.

Jane Okun Bomba
Director since May 2020
Independent
Age: 63
Clarivate Board Committees
❖Human Resources &
Compensation (Chair)
❖Audit
Other Public Company
Directorships (within past
five years)
❖Brightview Holdings, Inc.
(since April 2019)
❖Service Source International,
Inc. (March 2020 to
August 2022)

Experience and Qualifications
Ms. Okun Bomba has served as President of Saddle Ridge Consulting, LLC since
January 2018 and advises on a range of strategic issues. From 2004 to 2017, Ms. Okun
Bomba was an executive at IHS Markit Ltd (previously IHS Inc.), most recently as Executive
Vice President, Chief Administrative Officer, where she led 450 people in corporate functions including human resources, marketing, communications, sustainability, and investor relations. Prior to IHS Markit, she was a partner at Genesis, Inc. and headed investor relations at Velocom, Inc.; MediaOne Group Ltd.; and Northwest Airlines, Inc. Ms. Okun
Bomba has held various management positions in corporate finance at Northwest Airlines and American Airlines, Inc., and was a CPA at PricewaterhouseCoopers LLP. Ms. Okun
Bomba serves on the boards of directors of Brightview Holdings, Inc.; Aspire Healthy
Energy; and Pico AI Inc. She previously served on the board of directors of Service Source
International, Inc. Ms. Okun Bomba is a member of the International Women’s Forum, serves on the board of Kickstart International, and is a member of the University of
Michigan, Ross School of Business Dean’s Advisory Board. Ms. Okun Bomba holds both a
Bachelor of General Studies and an M.B.A. from the University of Michigan at Ann Arbor.
She completed graduate studies at the Stockholm School of Economics.
Ms. Okun Bomba was selected to serve on the Board due to her significant experience in human resources, finance and accounting, sustainability, and investor relations.

Kenneth Cornick Director since July 2025 Independent Age: 53 Clarivate Board Committees ❖Audit (Chair) Other Public Company Directorships (within past five years) ❖Clear Secure, Inc. (June 2021 to June 2025)
Experience and Qualifications
Mr. Cornick co-founded Clear Secure, Inc. (“CLEAR”) in 2010 and served as President from
2010 to March 2025 and Chief Financial Officer from 2020 to March 2025 and from 2010 to
2017. Prior to CLEAR, Mr. Cornick was a Partner at Arience Capital from 2003 to 2009. He has served on the board of Development Corporation for Israel, commonly known as Israel
Bonds, a FINRA member broker-dealer and underwriter for securities – Israel bonds –
issued by the State of Israel in the United States, since November 2024. Mr. Cornick previously served on the board of directors of CLEAR from June 2021 until June 2025, on the board of directors of Center ID Corp., an expense management software company, from
October 2022 until June 2025, and on the board of trustees of LREI, a progressive independent school in New York City, from 2011 to June 2024. He holds a Bachelor of Arts degree from Bowdoin College.
Mr. Cornick was selected to serve on the Board of Directors due to his significant experience in corporate finance and governance, technology, and operations.

Clarivate 2026 Proxy Statement

Usama N. Cortas Director since October 2020 Independent Age: 48 Clarivate Board Committees ❖Nominating & Governance ❖Finance (Chair) Other Public Company Directorships (within past five years) ❖None
Experience and Qualifications
Mr. Cortas is a Partner with Leonard Green & Partners, L.P. (“LGP”), a firm specializing in private equity investments, where he serves on both LGP's Investment Committee and
Operating Committee. Prior to joining LGP in 2003, Mr. Cortas worked in the Investment
Banking Division of Morgan Stanley in their New York office from 2000 to 2003. Mr. Cortas currently also serves on the boards of the following privately held companies or their affiliates: Authentic Brands Group, Convergint, ECI Software Solutions, Jetro Cash & Carry,
Iris Software Group, Insight Global, and Prometheus Group, and he has served on the boards of CCC Information Services, CPA Global, Ellucian, Tank Holdings Corp., The Sports
Authority, and United States Infrastructure Corporation, among others. Mr. Cortas earned a
Bachelor of Arts degree in Economics-Political Science from Columbia University.
Mr. Cortas was selected to serve on the Board due to his extensive experience in finance and in the Technology and Intellectual Property Information Services sector.

Suzanne Heywood
Director since May 2024
Independent
Age: 57
Clarivate Board Committees
❖Nominating & Governance
❖Finance
Other Public Company
Directorships (within past
five years)
❖CNHi N.V.
(since 2018)
❖Iveco Group N.V.
(since 2022)

Experience and Qualifications
Ms. Heywood serves as the Chief Operating Officer of Exor N.V, a global holding company listed in the Netherlands. She has held this position since November 2022, after previously serving as Managing Director of Exor N.V. from 2016. Prior to Exor, Ms. Heywood was a senior partner at McKinsey & Company, co-leading their global service line on organization design and working on strategic issues with clients across different sectors. She has published a book, Reorg, and multiple articles on these topics. Prior to McKinsey,
Ms. Heywood worked for the U.K. government, including as Private Secretary to the
Financial Secretary of the U.K. Treasury. Ms. Heywood currently serves as chair of the boards of CNHi Industrial N.V. and of Iveco Group N.V. She also serves on the boards of
The Economist Group, Christian Louboutin LLC, Shang Xia, Quartz Associates, and the
Heywood Foundation. Ms. Heywood holds a Bachelor of Arts in science from Oxford
University and Ph.D. from Cambridge University. Prior to that she was self-educated, growing up sailing around the world on the yacht Wavewalker.
Ms. Heywood was selected to serve on the Board due to her extensive global experience in finance and strategic matters.

Adam T. Levyn
Director since October 2020
Independent
Age: 43
Clarivate Board Committees
❖Human Resources &
Compensation
Other Public Company
Directorships (within past
five years)
❖Advantage Solutions, Inc.
(since October 2023)

Experience and Qualifications
Mr. Levyn is a Partner with LGP. Prior to joining LGP in 2011, Mr. Levyn worked in private equity at Kohlberg Kravis Roberts & Co. in its New York office from 2007 to 2009, and in the
Global Industrials Group of Bear, Stearns & Co. Inc. in its New York office from 2005 to
2007. Mr. Levyn serves on the board of directors of Advantage Solutions Inc. Mr. Levyn also serves on the boards of the following privately held companies: CHG Healthcare Services,
Inc.; ExamWorks Group, Inc.; HUB International; and OMNIA Partners, Inc., and he has
served on the boards of CPA Global Limited; Parts Town LLC; Service Logic LLC; SRS
Distribution, Inc.; Tank Holdings Corp.; and United States Infrastructure Corporation.
Mr. Levyn earned a Bachelor of Arts degree in Economics from Princeton University and an
M.B.A. from Harvard Business School.
Mr. Levyn was selected to serve on the Board due to his extensive experience in finance and investments.

Clarivate 2026 Proxy Statement

Anthony Munk Director since May 2019 Independent Age: 66 Clarivate Board Committees ❖Audit ❖Finance Other Public Company Directorships (within past five years) ❖Emerald Holding, Inc. (since May 2020)
Experience and Qualifications
Mr. Munk is Vice Chairman of Onex Corporation, which he joined in 1988, and is Chair of
Onex Partners’ Private Equity Investment Committee. Mr. Munk serves on the board of directors of Emerald Holding, Inc., as well as the board of WireCo Worldgroup Inc. Mr. Munk previously served on the boards of directors of JELD-WEN Holding, Inc.; SGS&Co; Barrick
Gold; RSI Home Products; Husky Injection Molding Systems Ltd; Cineplex Inc.; SMG
Holdings, Inc.; Jack’s Family Restaurants; and Save-A-Lot. Prior to joining Onex, Mr. Munk was a Vice President with First Boston Corporation in London, England and an Analyst with
Guardian Capital Group in Toronto. Mr. Munk served as our Lead Independent Director from
May 2020 to October 2022. Mr. Munk holds a Bachelor of Arts (Honors) in Economics from
Queen’s University.
Mr. Munk was selected to serve on the Board due to his financial expertise and significant experience in a variety of strategic and financing transactions.

Wendell Pritchett, Ph.D.
Director since July 2022
Independent
Age: 61
Clarivate Board Committees
❖Nominating & Governance
(Chair)
❖Human Resources &
Compensation
Other Public Company
Directorships (within past
five years)
❖Toll Brothers, Inc.
(since March 2018)
❖26North BDC, Inc.
(since February 2024)

Experience and Qualifications
Dr. Pritchett is the Riepe Presidential Professor of Law and Education at the University of
Pennsylvania. Dr. Pritchett previously served as the Interim President of the University of
Pennsylvania from February 2022 to June 2022 and as the University Provost from 2017 to
December 2021. From 2018 to 2022, Dr. Pritchett served as Chairman of the Nominating
Panel of the Philadelphia School Board, appointed by Philadelphia Mayor James Kenney.
Dr. Pritchett first joined the University of Pennsylvania Law faculty in 2002, and served as
Associate Dean for Academic Affairs from 2006 to 2007 and as Interim Dean and
Presidential Professor from 2014 to 2015. Dr. Pritchett also served as Chancellor of Rutgers
University-Camden from 2009 to 2014. In 2008, Dr. Pritchett served as Deputy Chief of Staff and Director of Policy for Philadelphia Mayor Michael Nutter, who also appointed him to the
School Reform Commission, where Dr. Pritchett served from 2011 to 2014. Dr. Pritchett served as Chair of the Redevelopment Authority of Philadelphia and as President of the
Philadelphia Housing Development Corporation from 2008 to 2011. Dr. Pritchett serves on the boards of 26North BDC, Inc. and Toll Brothers, Inc. He also serves as Chair of the Board of Trustees of College Unbound and is a board member of the Philadelphia Foundation,
LifePoint Health, Forman Arts Initiative, and Reinvestment Fund. Dr. Pritchett holds a
Bachelor of Arts in political science from Brown University, a J.D. from Yale Law School, and a Ph.D. in history from the University of Pennsylvania.
Dr. Pritchett was selected to serve on the Board due to his leadership and administrative skills, and deep knowledge and experience in academia.

Clarivate 2026 Proxy Statement

Saurabh Saha, M.D., Ph.D.
Director since May 2023
Independent
Age: 49
Clarivate Board Committees
❖Human Resources &
Compensation
Other Public Company
Directorships (within past
five years)
❖Centessa Pharmaceuticals plc
(January 2021 to January 2026)

Experience and Qualifications
Dr. Saha served as the Chief Executive Officer of Centessa Pharmaceuticals plc from
January 2021 to January 2026 and has served as an advisor to Centessa since January
2026. Dr. Saha brings over 20 years of experience in the health and life sciences field. Prior to joining Centessa, Dr. Saha was Senior Vice President of Research & Development and
Global Head of Translational Medicine for Bristol Myers Squibb Company from 2017 to
January 2021, where he led translational medicine research and development across all therapeutic areas (hematology, oncology, cardiovascular, immunosciences, fibrosis, and neuroscience) spanning discovery, development, and commercialization. From 2015 to
2017, Dr. Saha was a venture partner at Atlas Venture Life Science Advisors, LLC. Prior to
that, he served as President and Chief Executive Officer of Delinia, a biotechnology company developing novel therapeutics for the treatment of autoimmune diseases. Earlier in his career, Dr. Saha led the New Indications Discovery Unit at Novartis Institutes for
Biomedical Research, Inc. and was a strategic consultant with McKinsey & Company, providing strategic advice for drug discovery research at the world’s top biotech and pharmaceutical companies. Dr. Saha serves on the board of directors of Centessa
Pharmaceuticals plc. He is also an associate member and global clinical scholar at Harvard
Medical School. Dr. Saha received a Bachelor of Science in Biology with Honors from
California Institute of Technology, an M.Sc. in Biochemistry from Oxford University, and an
M.D. and Ph.D. from The Johns Hopkins University School of Medicine. Over the course of his career, Dr. Saha has published over 100 papers and patents (issued and pending).
Dr. Saha was selected to serve on the Board due to his significant experience and deep expertise in the areas of health and life sciences.

Matti Shem Tov Chief Executive Officer Director since August 2024 Age: 65 Clarivate Board Committees ❖None Other Public Company Directorships (within past five years) ❖None
Experience and Qualifications
Matti Shem Tov has served as our Chief Executive Officer since August 2024. Mr. Shem Tov has over 30 years of global leadership experience with deep expertise in software, data, and analytics, as well as in driving innovation and growth. From June 2022 until March 2024,
Mr. Shem Tov served as an operating partner at Lone View Capital, a private equity firm.
Prior to that, Mr. Shem Tov served as Chief Executive Officer of ProQuest LLC (“ProQuest”),
a provider of global data, analytics, and software, to academic, research, and national institutions, from September 2017 to June 2022, including for a period following Clarivate’s acquisition of ProQuest in December 2021. From 2003 until 2017, Mr. Shem Tov served as president and chief executive officer of Ex Libris Ltd., leading the company to become a prominent developer of cloud-based software solutions for academic, national and research institutions worldwide. Prior to joining Ex Libris, Mr. Shem Tov served as president of
Surecomp Limited, a global software company specializing in commercial banking solutions, after serving in various leadership roles across the company. Mr. Shem Tov received a
Bachelor of Social Sciences and an M.B.A. from Bar-Ilan University.
Mr. Shem Tov was selected to serve on the Board due to his knowledge of the Company’s operations, strategy, and customers as well as his experience as a seasoned technology executive.

Organization of the Board of Directors
The Board held seven formal meetings during fiscal year 2025 and held a number of additional informal update and background calls. At each meeting, the Board Chair was the presiding director. Each director attended at least 75 percent of the total regularly scheduled and special meetings of the Board and the committees on which he or she served, except
Michael Angelakis, who did not attend the May 2025 Board and committee meetings which preceded his retirement from the Board following the 2025 annual general meeting of shareholders. Our Board expects each director to attend our annual general meeting of shareholders, although attendance is not required. At the 2025 annual general meeting of shareholders, ten of the then 11 directors on the Board (all except Mr. Angelakis) were in attendance.
Following the 2025 annual general meeting of shareholders on May 7, 2025, Mr. Angelakis retired from the Board, reducing its size to ten members. On July 22, 2025, Kenneth Cornick was elected to the Board, increasing its size to 11 members. On December 31, 2025, Valeria Alberola resigned from the Board, reducing its size to ten members.
The Board has adopted Corporate Governance Guidelines, committee charters, and a Code of Conduct, which, together with the Articles, form the governance framework for the Board and its committees. We believe good governance strengthens the Board and management’s accountability.

Clarivate 2026 Proxy Statement
The Board regularly (and at least annually) reviews its Corporate Governance Guidelines and other corporate governance documents and revises them when it believes it serves the interests of the Company and its shareholders to do so.

Key Corporate Governance Documents
The following governance documents are accessible through the Investor Relations section of our website at
ir.clarivate.com:
❖Articles of Association
❖Corporate Governance Guidelines
❖Board Committee Charters
❖Code of Conduct
❖Insider Trading Policy

Director Nomination Agreements
In connection with Clarivate’s acquisition of CPA Global in October 2020, Clarivate entered into an Investor Rights
Agreement (the “Investor Rights Agreement”) with the owners of CPA Global, including affiliates of Leonard Green &
Partners, L.P. (“LGP”), and certain existing shareholders of Clarivate at the time, including affiliates of Onex Partners
Advisor LP (“Onex”), pursuant to which LGP was given the right to nominate two members of the Board for so long as
LGP maintains ownership of at least 10% of Clarivate, and one member of the Board for so long as LGP maintains ownership of at least 5% of Clarivate. Mr. Cortas and Mr. Levyn have been nominated to the Board pursuant to the
Investor Rights Agreement.
In connection with Exor N.V.’s investment in the Company in March 2024, Clarivate entered into an Investment Agreement with Exor (the “Investment Agreement”). Under the terms of the Investment Agreement, Clarivate agreed to include Ms.
Heywood in the Board’s annual slate of nominee directors, or if Ms. Heywood becomes unavailable to continue her service as director, another individual designated by Exor and reasonably acceptable to the Board (the “Exor Designee”).
The Exor Designee will be required to promptly tender his or her resignation from the Board at such time at which Exor beneficially owns less than 5% of Clarivate’s issued and outstanding ordinary shares.
Independence of Directors
Under our Corporate Governance Guidelines and NYSE listing standards, a director is considered independent if such director does not fall within certain bright-line tests and the Board affirmatively determines that such director “has no material relationship” with the Company (either directly or as a partner, shareholder, or officer of an organization that has a relationship with the Company). As part of the Board’s annual review of director independence, the Board considers the
Nominating and Governance Committee’s independence assessment and recommendation. The Board also reviews and considers any relationships or transactions between any director or any member of his or her immediate family and the
Company, in accordance with our Corporate Governance Guidelines. In addition to the transactions described in “Certain
Relationships and Related Person Transactions” below, the Board has reviewed and deemed immaterial for purposes of determining director independence certain transactions and relationships in the following categories: (i) transactions between Clarivate and an entity where the director is an executive officer or a significant shareholder and where all shareholders of the entity received the same consideration for the transaction and such transaction occurred at a time where the director was not otherwise affiliated with Clarivate; (ii) customer relationships between Clarivate and an entity where the director is a significant shareholder or serves as a non-management director which also fall below the numerical thresholds in NYSE listing standards (or do not otherwise preclude independence under those standards), and that are ordinary course, on arm’s-length market terms; (iii) relationships between Clarivate and an entity where the director is a significant shareholder and serves solely as a non-management director; and (iv) a director’s significant direct or indirect ownership stake in Clarivate.
Based on the Nominating and Governance Committee’s independence assessment and recommendation, the Board affirmatively determined that each member of the Board, other than Mr. Shem Tov, is independent under our Corporate
Governance Guidelines and NYSE listing standards. The Board determined that Ms. Alberola was independent through her resignation from the Board in December 2025. Mr. Shem Tov is not independent due to his position as CEO of the
Company. In addition, the Board has determined that all members of each of the Audit Committee, Human Resources and
Compensation Committee, Nominating and Governance Committee, and Finance Committee of the Board meet the independence requirements of the NYSE listing standards and SEC rules and regulations.
Family Relationships
There are no family relationships between any of Clarivate’s executive officers and directors.

Clarivate 2026 Proxy Statement
Compensation Committee Interlocks and Insider Participation
During 2025, none of our executive officers served on the board of directors or compensation committee of a company that has an executive officer that serves on the Board or the Human Resources and Compensation Committee.
Simultaneous Service on Other Public Company Boards
The Board does not believe that its members should be generally prohibited from serving on boards of other organizations. However, as set forth in the Company’s Corporate Governance Guidelines, the Board believes that reasonable limits on such activity are advisable in order to ensure adequate time is available for Board members to focus on the Company and its business. For that reason, the Board has determined that no non-management director may serve on the board of more than three other public companies, and the Company’s Chief Executive Officer and each of its executive officers may only serve on the board of one other public company. In addition, as set forth in the Audit
Committee charter and the Company’s Corporate Governance Guidelines, no Audit Committee member may simultaneously serve on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of the member to effectively serve on the Audit Committee and this determination is disclosed in accordance with NYSE rules.
In addition, other than with respect to any directors and director candidates designated pursuant to the Investor Rights
Agreement and the Investment Agreement (for so long as such agreements are in effect), for whom the Nominating and
Governance Committee does not provide a recommendation to the Board, the Nominating and Governance Committee
may take into account the nature of and time involved in a director’s service on other boards and/or committees in evaluating the suitability of individual director candidates and current directors.
Code of Conduct
Clarivate has adopted a Code of Conduct that applies to all its employees, officers, and directors. This includes the
Company’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions.
Our Code of Conduct is available on our website at ir.clarivate.com. If we approve any substantive amendment to our
Code of Conduct, or if we grant any waiver of our Code of Conduct to our directors or executive officers (including our principal executive officer, principal financial officer, and principal accounting officer), we will post an update on the
Investor Relations page of our website within four business days following the date of the amendment or waiver, describing the nature and date of the amendment or the nature of the waiver, the name of the person to whom it was granted, and the date of the waiver, as the case may be.
Director Share Ownership Guidelines
We believe that our non-employee directors should have a significant equity interest in the Company. Our Board has adopted an ownership policy in our Corporate Governance Guidelines that requires independent directors to hold ordinary shares with a market value of at least five times the Board’s annual cash Board retainer. Directors have five years from their initial appointment to achieve the holding requirement. Mr. Cortas and Mr. Levyn, as affiliates of LGP, and Mr. Munk, as an affiliate of Onex, do not receive compensation for their service as directors and are not subject to the holding requirement. The share ownership guidelines applicable to our non-employee directors are described in more detail under
“Compensation Discussion and Analysis — Share Ownership Guidelines” below.
Insider Trading Policy
We have adopted an insider trading policy that governs the purchase, sale, and/or other dispositions of our securities by directors, officers, employees, and other covered persons that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and NYSE listing standards. A copy of our insider trading policy is filed as
Exhibit 19.1 to the Annual Report and is posted on our website at ir.clarivate.com.
Our insider trading policy prohibits executive officers, directors, employees, and consultants from entering into certain forms of hedging or monetization transactions, such as zero-cost collars and forward sale contracts. Stock options granted to employees under our equity compensation plans are not covered by the prohibition.
We also have a pledging policy for directors and senior executives (including executive officers) that prohibits them from purchasing Clarivate securities on margin or holding Clarivate securities in a margin account, or otherwise pledging
Clarivate securities as collateral for a loan.

Clarivate 2026 Proxy Statement
Board, Committee, and Individual Director Evaluations
Each year, our Board and its committees perform a rigorous self-evaluation overseen by the Nominating and Governance
Committee. The performance evaluations solicit input from directors regarding the performance and effectiveness of the
Board and its committees and provide an opportunity for members of the Board to identify areas for improvement. The
Nominating and Governance Committee reviews the results and feedback from the evaluation process and makes recommendations to the full Board. Each committee also reviews the results and feedback from its own evaluation process. The Chair of the Nominating and Governance Committee leads a discussion of the evaluation results. Our Board has successfully used this process to evaluate Board and committee effectiveness and identify opportunities to strengthen the Board.
Board Committees and Their Composition
The Board has established four standing committees: Audit, Human Resources and Compensation, Nominating and
Governance, and Finance, each of which operates under a written charter that is posted on our website at
ir.clarivate.com.
The Board periodically reviews the needs of the Board and the Company in determining its standing committees.  The
Board reviews the composition of the Board committees annually and considers the expertise of the directors with the needs of the committees.

Audit Committee
Committee Members
❖Kenneth Cornick (Chair)
❖Jane Okun Bomba
❖Anthony Munk
❖Valeria Alberola
(until December 2025)
Audit Committee Financial
Experts
❖Kenneth Cornick (Chair)
❖Jane Okun Bomba
❖Anthony Munk
❖Valeria Alberola
(until December 2025)
Number of meetings in 2025: 6

Responsibilities
The Audit Committee assists the Board in its oversight of: (i) the integrity of the
Company’s financial statements and internal controls; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the independent auditor’s qualifications and independence; (iv) the performance of the Company’s independent auditor; (v) the performance of the internal audit function; and (vi) the
Company’s risk management process. The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the work of the
Company’s independent auditor. The Audit Committee oversees management’s policies and activities relating to the identification, evaluation, management, and monitoring of the Company’s critical enterprise risks, including risks associated with the Company’s strategic initiatives, business plans, and capital structure. The Audit
Committee reviews and discusses the quarterly and annual financial statements with management and the Company’s independent auditor. The Audit Committee establishes procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal controls, or audit matters.
The Audit Committee approves any related person transactions in accordance with the Company’s policies and procedures. The Audit Committee also prepares the report on the Company’s financial statements and its independent auditor that the
SEC rules require to be included in the Company’s annual proxy statement or annual report. The Audit Committee has been established in accordance with
Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”).
Independence and Qualifications
Each committee member has been determined by the Board to qualify as independent under the independence criteria established by the SEC and the
NYSE. The Board has also determined that each committee member is “financially literate” within the meaning of the NYSE listing standards and an “Audit Committee financial expert” under the applicable SEC rules based on their experience and qualifications.

Clarivate 2026 Proxy Statement

Human Resources and Compensation Committee
Committee Members ❖Jane Okun Bomba (Chair) ❖Adam T. Levyn ❖Wendell Pritchett ❖Saurabh Saha Number of meetings in 2025: 5
Responsibilities
The Human Resources and Compensation Committee has been established by the
Board to oversee compensation of the Company’s executive officers and directors, to approve, administer, and evaluate all compensation and benefit plans, policies, and programs of the Company (including equity-based compensation), to review significant company compensation matters and policies, to review and approve the corporate goals and objectives with respect to the compensation of the Chief
Executive Officer, to evaluate the Chief Executive Officer’s performance in light of these goals and objectives and set the Chief Executive Officer’s compensation, to review and discuss with management the Company’s “Compensation Discussion and Analysis,” to prepare the compensation committee report required by SEC rules to be included in the Company’s annual proxy statement or annual report, to review and assess risks arising from the Company’s compensation policies and practices for its employees and whether any such risks are reasonably likely to have a material adverse effect on the Company, and to administer the Company’s
Executive Compensation Recoupment Policy and such other compensation recoupment policies that the Company has in effect from time to time. See
“Compensation Discussion and Analysis” for a more detailed description of certain functions of the Human Resources and Compensation Committee.
Independence
Each committee member has been determined by the Board to qualify as independent under the independence criteria established by the SEC and the NYSE and is a “non-employee director” for purposes of Rule 16b-3 under the Exchange
Act.

Nominating and Governance Committee
Committee Members ❖Wendell Pritchett (Chair) ❖Usama N. Cortas ❖Suzanne Heywood ❖Andrew Snyder Number of meetings in 2025: 4
Responsibilities
The Nominating and Governance Committee has been established by the Board to recommend to the Board criteria for Board and Board committee membership;
identify individuals qualified to become members of the Board and recommend director nominees to the Board consistent with criteria approved by the Board, including as to director independence; recommend directors for appointment to
Board committees; make recommendations as to determinations of director independence; develop and recommend to the Board, and oversee compliance with, our Corporate Governance Guidelines; oversee management’s development of analyses and metrics to understand the impact of sustainability and stakeholder interests on the Company and oversee the integration and balancing of these interests to promote the long-term success of the Company; and oversee the evaluation of the Board and management.
Independence
Each committee member has been determined by the Board to qualify as independent under the independence criteria established by the NYSE.

Clarivate 2026 Proxy Statement

Finance Committee
Committee Members ❖Usama N. Cortas (Chair) ❖Anthony Munk ❖Suzanne Heywood ❖Andrew Snyder ❖Valeria Alberola (until December 2025) Number of meetings in 2025: 5
Responsibilities
The Finance Committee has been established to review, discuss, and make recommendations to the Board regarding the Company’s capital structure, financial outlook, financial guidance provided to investors, analysts, and ratings agencies, and financial plans, policies, practices, and strategies; review, discuss and make recommendations to the Board concerning proposed issuances of equity, debt, and other securities and proposed credit and similar facilities; and review, discuss, and make recommendations to the Board regarding significant acquisitions and divestitures by the Company, including discussion of possible mergers and other transactions, and their financial impact.
Independence
Each committee member has been determined by the Board to qualify as independent under the independence criteria established by the NYSE.

Board Composition and Director Nominations
Our Board nominates directors to be elected at each annual general meeting of shareholders and appoints new directors to fill vacancies when they arise, with any such newly appointed directors eligible for re-election at the next annual general meeting of Clarivate. Board refreshment and succession planning is an ongoing, year-round process. The Board recognizes that it is important for the Board to balance the benefits of continuity with the benefits of fresh viewpoints and experience. While it is not the policy of the Board to mandate specific term limits or a specific retirement age for directors, the Nominating and Governance Committee regularly reviews the composition of the Board and the appropriateness of each director’s continued service on the Board in light of the current challenges and needs of the Board and the Company, and determines whether it may be appropriate to add directors or reduce the size of the Board. The Board believes the current composition of the Board and mix of tenures provides for a highly effective and well-functioning Board.
Subject to the requirements of the Investor Rights Agreement and the Investment Agreement, the Nominating and
Governance Committee will consider persons identified by its members, management, shareholders, investment bankers, and others. The guidelines for selecting nominees, which are specified in our Corporate Governance Guidelines, generally provide that persons to be nominated:
❖should have demonstrated notable or significant achievements in business, education, or public service;
❖should possess the requisite intelligence, education, and experience to make a significant contribution to the Board and bring a range of skills, diverse perspectives, and backgrounds to its deliberations; and
❖should have the highest ethical standards, a strong sense of professionalism, and intense dedication to serving the interests of the shareholders.
The Nominating and Governance Committee will consider a number of qualifications relating to management and leadership experience, background, technical skill, diversity of experience, judgment, integrity, and professionalism in evaluating a person’s candidacy for membership on the Board. The Nominating and Governance Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific Board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of Board members. Subject to the requirements of the Investor Rights Agreement and the Investment Agreement, the Nominating
and Governance Committee will not distinguish among nominees recommended by shareholders and other persons.
Shareholders may recommend candidates for consideration by the Board by contacting the Board as indicated under
“Communications with the Board.”

Clarivate 2026 Proxy Statement
Communications with the Board
Shareholders and other interested parties may contact any or all Board members (including our Board Chair or the non-
management directors as a group), any Board committees, or any committee chair by email or mail. Correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title.
The General Counsel or another member of our Legal Department opens all communications to determine whether the contents represent a message to the directors. All correspondence that is not in the nature of advertising or promotion of a product or service or is not trivial, irrelevant, unduly hostile, threatening, illegal, patently offensive, or similarly inappropriate will be forwarded promptly to the addressee. If no particular director is named, the communication will be forwarded, depending on the subject matter, to the Board Chair, the Audit Committee Chair, the Human Resources and
Compensation Committee Chair, the Nominating and Governance Committee Chair, or the Finance Committee Chair.
Correspondence can be sent:

By Email: Company.Secretary@clarivate.com
By Mail: General Counsel c/o Legal Department Clarivate Plc 70 St. Mary Axe London EC3A 8BE United Kingdom
The General Counsel will forward to the Audit Committee Chair any correspondence that reflects a complaint or concern relating to accounting, auditing, or internal control matters.
Director Compensation
Our non-employee directors, other than those who are employees or affiliates of LGP or Onex, receive compensation for their service on our Board. The compensation includes annual cash retainers for Board service and Committee Chair service, an annual retainer paid in shares for Board Chair service, and an annual equity award consisting of a grant of
Restricted Share Units (“RSUs”). In addition, each of our non-employee directors is reimbursed for travel, lodging, and other reasonable expenses related to meeting attendance and activities related to their duties as directors.
The following table sets forth information concerning the non-employee director compensation program in effect in 2025.

Non-Employee Director Compensation	Amount(1) ($)
Board Annual Retainer	85,000
Non-Executive Board Chair Annual Retainer	120,000
Committee Chair Annual Retainer
Audit Committee	30,000
Human Resources and Compensation Committee	30,000
Nominating and Governance Committee	20,000
Finance Committee	20,000
Board Annual Equity Award (RSUs)(2)	165,000
(1)Except for the Non-Executive Board Chair Annual Retainer, which is paid in shares, directors may elect to receive payment of their retainers in cash, shares, or a combination of cash and shares.
(2)On the day of the Company’s annual general meeting of shareholders each year, each non-employee director who receives compensation receives an award consisting of RSUs whose underlying shares have a fair market value equal to $165,000. Such awards will vest on the date immediately preceding the Company’s next annual general meeting of shareholders.

Clarivate 2026 Proxy Statement
The Human Resources and Compensation Committee oversees director compensation and periodically evaluates the compensation of our non-employee directors with the assistance of Pay Governance, the committee’s independent compensation consultant. Pay Governance reviews director pay levels and provides analyses on where the Company is positioned relative to director compensation benchmarks. The Human Resources and Compensation Committee may
bring recommendations for adjustments to non-employee director compensation to the Board for review and approval.
The Articles provide that, to the fullest extent permitted by law, the Company shall indemnify its directors and officers against any liability, action, proceeding, claim, demand, costs, damages, or expenses, including legal expenses, which they may incur as a result of any act or failure to act in carrying out their functions in connection with the Company, other than such liability (if any) that they may incur by reason of their own actual fraud or willful default.
The Company maintains a directors’ and officers’ liability policy for the benefit of any director or officer in the event of any loss or liability the director or officer may experience with respect to any negligence, default, breach of duty, or breach of trust, regardless of whether we may otherwise indemnify such officer or director.
Non-Employee Director Compensation in 2025
The following table provides information concerning the compensation of each of our non-employee directors who received compensation during the 2025 fiscal year. Non-employee directors did not receive any stock options, non-equity incentive plan compensation, or any other compensation that is not otherwise disclosed in the table below. Non-employee directors do not participate in defined benefit and actuarial pension plans or nonqualified defined contribution plans.

Name	Fees Earned or Paid in Cash(5) ($)	Stock Awards(6) ($)	Total ($)
Andrew Snyder	205,000	165,000	370,000
Valeria Alberola(1)	115,000	165,000	280,000
Michael Angelakis(2)	29,890	—	29,890
Jane Okun Bomba	115,000	165,000	280,000
Kenneth Cornick(3)	37,649	131,199	168,848
Usama Cortas(4)	—	—	—
Suzanne Heywood	85,000	165,000	250,000
Adam T. Levyn(4)	—	—	—
Anthony Munk(4)	—	—	—
Wendell Pritchett	105,000	165,000	270,000
Saurabh Saha	85,000	165,000	250,000
(1)Ms. Alberola resigned from the Board and her position as Audit Committee Chair on December 31, 2025.
(2)Mr. Angelakis retired from the Board on May 7, 2025.
(3)Mr. Cornick joined the Board on July 22, 2025. Fees earned and paid in shares in lieu of cash during 2025 are from July 22, 2025.
(4)Messrs. Cortas and Levyn did not receive compensation during 2025 as each is an affiliate of LGP. Mr. Munk did not receive compensation during
2025 as he is an affiliate of Onex. Messrs. Cortas, Levyn, and Munk are not subject to the shareholding requirement set forth in the Company’s
Corporate Governance Guidelines.
(5)In 2025, the following directors elected to receive shares in lieu of cash fees: Ms. Okun Bomba received 30,114 shares in lieu of 100% of her cash retainers; Mr. Cornick received 10,643 shares in lieu of 100% of his cash retainers; and Mr. Snyder received 53,683 shares in lieu of 100% of his cash retainers.
(6)On May 7, 2025, the date of the 2025 annual general meeting of shareholders, all non-employee directors were awarded 39,473 RSUs with a value of $165,000. The number of RSUs granted was calculated by dividing $165,000 by $4.18, the closing price of Clarivate shares on the grant date, rounding down to the next whole share. On July 22, 2025, the date Mr. Cornick joined the Board, he was awarded 29,954 RSUs with a value of
$131,199, as the prorated amount of the annual equity award to non-employee directors. The number of RSUs granted was calculated by dividing
$131,199 by $4.38, the closing price of Clarivate shares on the grant date, rounding down to the next whole share. These RSUs vest on the date immediately preceding the Annual Meeting. At the end of the fiscal year, Ms. Okun Bomba, Ms. Heywood, Dr. Pritchett, Dr. Saha, and Mr. Snyder
were each holding their 39,473 unvested RSUs and Mr. Cornick was holding his 29,954 unvested RSUs. Ms. Alberola’s 39,473 unvested RSUs forfeited on her resignation date of December 31, 2025 and were cancelled.

Clarivate 2026 Proxy Statement
EXECUTIVE OFFICERS
Set forth below is information concerning our executive officers as of the date of this Proxy Statement.

Name	Age	Position
Matti Shem Tov	65	Chief Executive Officer
Jonathan Collins	46	Executive Vice President & Chief Financial Officer
William Graff	60	Executive Vice President, Chief Information Officer
Henry Levy	54	President, Life Sciences & Healthcare
Maroun Mourad	53	President, Intellectual Property
Bar Veinstein	53	President, Academia & Government
Executive officers are appointed by our Board. Information about Mr. Shem Tov is provided under “Business Experience and Qualifications of Director Nominees” in this Proxy Statement. A brief biography for each of our other executive officers follows.
Jonathan M. Collins joined Clarivate in December 2021 as Executive Vice President and Chief Financial Officer
managing the global financial organization and leading the development and execution of the Company’s fiscal strategies.
From 2016 to December 2021, Mr. Collins served as executive vice president and chief financial officer for Dana
Incorporated, a publicly listed company. In this role, he led Dana’s financial, information technology, corporate strategy, and business development functions, as well as the digital solutions and aftermarket businesses. He was instrumental in authoring the company’s enterprise strategy and led multiple strategic acquisitions that combined with Dana’s core technologies to create a leading supplier of electric-vehicle propulsion systems. From 2013 to 2016, Mr. Collins served as senior vice president and chief financial officer of ProQuest, LLC, a leading global education technology company, now part of Clarivate. In that role, he worked closely with leadership across the company to profitably grow the business by enabling the digitization of academic research. In addition, Mr. Collins has served in finance leadership roles at
International Automotive Components Group and Lear Corporation. He earned an M.B.A., with distinction, from the
University of Michigan’s Stephen M. Ross School of Business and holds a bachelor’s degree from Cedarville University.
William Graff joined Clarivate in February 2022 as Executive Vice President and Chief Information Officer, overseeing information technology services and critical technology infrastructure. Mr. Graff brings over 35 years of experience leading technology teams working in large-scale, global environments. Prior to Clarivate, Mr. Graff was Chief Information Officer
for Oracle Cerner, with responsibility for data center infrastructure, platform software development, information security, and corporate IT systems. Previously, Mr. Graff held various technology and operations leadership roles, driving productivity, increasing profit margins, and growing market share at ecommerce, software development, and retail companies. Mr. Graff serves as Chairperson of the Kansas City Technology Council and is active in promoting technology growth across the region. Mr. Graff was also voted the ORBIE Kansas City CIO of the Year in 2021, and he formerly participated in technology advisory/CIO groups for Hewlett Packard Enterprise, T-Mobile, AWS, and VMware. Mr. Graff is
a graduate of Kansas State University with a bachelor’s degree in agriculture economics.
Henry Levy joined Clarivate in May 2023 as President, Life Sciences & Healthcare. He leads the teams focused on developing solutions that enable life sciences and healthcare companies and providers to create a heathier tomorrow by connecting them to transformative intelligence and data technology to improve patient lives. Mr. Levy has over 30 years of experience and is a life sciences expert who is a frequent speaker at industry forums and has published multiple articles on drug development and technology trends. Prior to Clarivate, he held several roles at Veeva Systems Inc. from 2016 to
May 2023, including Chief Strategy Officer, General Manager for the Clinical Data Management product suite, and, most recently, President, Global R&D and Quality. Previously, from 2014 to 2016, Mr. Levy was Chief Commercial Officer for
PPD, Inc., where he defined new models for biopharmaceutical companies to partner with contract research organizations to drive down costs and improve the speed of drug development. Before that, he led Accenture plc’s global life sciences
R&D practice from 2007 to 2014, where he helped 90% of the top 20 biopharmaceutical companies improve through consulting, technology, and outsourcing solutions. Mr. Levy holds a bachelor’s degree in bioengineering from the
University of Pennsylvania.
Maroun S. Mourad joined Clarivate in September 2025 as President, Intellectual Property. He leads the teams focused on providing trusted intellectual property data, software, and expertise to help companies drive innovation, law firms achieve practice excellence, and organizations worldwide effectively manage and protect critical intellectual property assets. As a data analytics and software executive, Mr. Mourad has profitably grown businesses in the U.S., U.K., Europe, and emerging markets since 1998. Prior to Clarivate, Mr. Mourad held a number of senior roles at Verisk Analytics Inc.

Clarivate 2026 Proxy Statement
since 2015, including most recently as the leader of the Claims Solutions division from July 2022 to August 2025, where he was responsible for the product portfolio, services, and acquisitions that deliver value to clients across the insurance policy lifecycle worldwide. His focus on team building, customer-centricity, and delivering quality results has driven business transformations in established, start-up, and turnaround environments, in previous roles at Gen Re, AIG, Arch, and Zurich. He holds a bachelor’s degree in political science and a juris doctor, both from the University of California,
Berkeley.
Bar Veinstein joined Clarivate in April 2023 as President, Academia & Government. He leads the teams focused on creating solutions that enable academia and government institutions to build a better world by connecting students, faculty, and staff to transformative intelligence and trusted content that drives research excellence and student success.
Mr. Veinstein has over 25 years of global leadership experience. He brings deep expertise in enterprise and cloud software, AI and analytics, research data, and technologies, as well as in setting strategic direction and building high-
performance teams across technology, sales, marketing, and services. Prior to Clarivate, Mr. Veinstein was Chief
Executive Officer for A.A.A. Taranis Visual Ltd. from 2021 to April 2023, where he transformed the company into an AI-
powered agriculture intelligence leader, driving sustainable practices across millions of acres in the United States.
Previously, from 2017 to 2021, he served as President of Ex Libris Group, now part of Clarivate. Mr. Veinstein joined Ex
Libris in 2010 as senior vice president of cloud solutions and led the transformation of its products and business to SaaS.
Under his leadership, Ex Libris became a global leader serving over 7,500 institutions in 90 countries. Mr. Veinstein holds a bachelor’s degree in computer science and economics and a master’s degree in business administration from Tel Aviv
University.

Clarivate 2026 Proxy Statement
PROPOSAL 2: ADVISORY APPROVAL OF EXECUTIVE
COMPENSATION
At the 2021 annual general meeting of shareholders, we conducted an advisory, non-binding vote regarding the frequency with which we would seek approval of the compensation of our named executive officers (“NEOs”). At such meeting, shareholders expressed their preference for an annual vote on executive compensation on an advisory, non-binding basis and, consistent with this preference, the Board determined that we will conduct such a vote on an annual basis. Our next advisory, non-binding vote regarding the frequency with which we would seek approval of the compensation of our NEOs will occur at the 2027 annual general meeting of shareholders.
Accordingly, in accordance with Section 14A of the Exchange Act and related SEC rules, we are providing our shareholders with the opportunity to vote, on an advisory, non-binding basis, on the compensation of our NEOs for 2025, as disclosed in this Proxy Statement, including the “Compensation Discussion and Analysis,” “Executive Compensation
Tables,” and related material.
As described in detail in the Compensation Discussion and Analysis, our executive compensation programs are designed to:
❖Support our mission, vision, and values.
❖Provide appropriate rewards aligned to the achievement of key business objectives and growth in shareholder value.
❖Align executive compensation with key stakeholder interests and support a pay-for-performance culture.
❖Attract, retain, and motivate highly qualified executive talent.
❖Be globally consistent and locally competitive.
Under these programs, our NEOs are rewarded for achieving specific individual and corporate goals, with an emphasis on creating overall shareholder value. Our compensation programs continue to be a key driver of shareholder value creation, with a strong emphasis on variable/at-risk compensation as opposed to fixed compensation. Shareholders continue to show strong support of our executive compensation programs, with approximately 99% of the votes cast for approval of our executive compensation proposal at our 2025 annual general meeting of shareholders.
Please read the “Compensation Discussion and Analysis” for additional details about our executive compensation programs, including information about the fiscal year 2025 compensation of our NEOs. Below are highlights of our program designed to ensure effective oversight of our executive compensation and strong corporate governance.
✓We have a Human Resources and Compensation Committee that is fully composed of independent directors.
✓The Human Resources and Compensation Committee engages an independent compensation consultant.
✓We have adopted share ownership guidelines for our executive officers and the Board.
✓The majority of NEO pay is at risk and dependent upon performance.
✓The mix of executive officer equity awards includes a performance-based element.
✓We engage with our shareholders to discuss executive compensation and corporate governance matters.
✓We maintain robust clawback policies that require covered executives to reimburse compensation in specified circumstances.
✓We do not permit our employees to engage in hedging transactions.
✓We do not permit our employees to pledge Company securities to secure margin or other loans.
✓We do not reprice underwater stock options.
✓We do not provide excise tax gross-up payments.
✓We do not have an evergreen provision that automatically adds shares to our equity incentive plan.
✓We do not provide excessive perquisites.
✓We do not grant single-trigger equity awards.

Clarivate 2026 Proxy Statement
The Human Resources and Compensation Committee continually reviews the compensation programs for our NEOs to ensure they achieve the desired goals of aligning our executive compensation structure with our shareholders’ interests and current market practices.
We are asking our shareholders to indicate their support for our named executive officer compensation program and practices as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our NEOs’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies, and practices described in this Proxy Statement. Accordingly, we are asking our shareholders to approve the compensation policies and practices of our NEOs as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC (which include the Compensation Discussion and Analysis, the Executive Compensation Tables, and related material).
The text of the resolution with respect to Proposal 2 (which is proposed as an ordinary resolution) is as follows:
“RESOLVED, that the shareholders of the Company hereby approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement relating to the 2026 Annual
General Meeting of Shareholders.”
Vote Required and Recommendation
The proposal will pass if approved by a simple majority of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy.
The vote is advisory and therefore its result is not binding on the Company, the Human Resources and Compensation
Committee, or the Board. The Board and the Human Resources and Compensation Committee value the opinions of our shareholders, and, to the extent there is a significant vote against the NEO compensation policies and practices as disclosed in this Proxy Statement, we will consider our shareholders’ concerns and the Human Resources and
Compensation Committee will evaluate whether any actions are necessary to address those concerns.
With respect to Proposal 2, you may instruct to vote “FOR,” or “AGAINST,” or “ABSTAIN” from voting on, such proposal. If you “ABSTAIN” from voting, your vote is not considered a vote cast and will have no effect on such proposal. If you do not provide your broker or other nominee with instructions on how to vote your shares with respect to Proposal 2, your broker or nominee will not be entitled to cast votes, and a “broker non-vote” on Proposal 2 will result. Broker non-votes are not considered votes cast and will have no effect on the vote for this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON A
NON-BINDING BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS
DISCLOSED IN THIS PROXY STATEMENT, PURSUANT TO THE COMPENSATION DISCLOSURE
RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

Clarivate 2026 Proxy Statement
REPORT OF THE HUMAN RESOURCES AND COMPENSATION
COMMITTEE
The following report of the Human Resources and Compensation Committee does not constitute “soliciting material” and shall not be deemed filed or incorporated by reference into any other filing by Clarivate under the Securities Act of 1933
(the “Securities Act”) or the Exchange Act.
The Human Resources and Compensation Committee of the Board has reviewed and discussed with management of the
Company the Compensation Discussion and Analysis of this Proxy Statement.
Based on this review and discussion, the Human Resources and Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Annual Report and this Proxy Statement.
Respectfully submitted by the Human Resources and Compensation Committee of the Board:
Ms. Jane Okun Bomba, Chair
Mr. Adam T. Levyn
Dr. Wendell Pritchett
Dr. Saurabh Saha

Clarivate 2026 Proxy Statement
COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis (“CD&A”) details the objectives and elements of our executive compensation program, describes the related processes of our Human Resources and Compensation Committee (“HRCC”) in
determining compensation provided to our NEOs, and discusses the compensation that they earned.
2025 Business Highlights
During 2025, Clarivate built strong momentum and focus through its Value Creation Plan by delivering in the following areas:
❖Accelerating innovation by launching new products and features:

Academia & Government	Intellectual Property	Life Sciences & Healthcare
AI-powered research assistants across multiple products, including Web of Science, ProQuest, and Alma	RiskMark, an AI-powered tool for evaluating trademark risk and assisting in argument drafting	Cortellis AI research assistants for Regulatory Intelligence, OFF-X, and Drug Discovery Intelligence
Initial release of Web of Science Research Intelligence, an AI-native solution informing funding, collaboration, and impact	AI Classifier and SEP Analyzer, Innography solutions for competitive benchmarking and patent analysis	Enhanced AI-powered search functionality in Cortellis
General release of Alma Specto, an AI-native digital collection platform	Derwent Patent Monitor, an AI- powered patent and opposition monitoring tool	DRG MedTech Competitive Intelligence offering
❖Optimizing the Company’s business model by transitioning three product groups to a subscription approach in the
A&G segment (ProQuest EBooks and ProQuest Digital Collections) and the LS&H segment (DRG Fusion).
❖Serving new customers and expanding existing relationships with organizations such as the British Library, the
University of Melbourne, CAPES, Nissan, Fujifilm, Winbond, and Sinopec, highlighting our drive for improved growth and retention achieved by scaling our customer success teams across all segments. Our focus on newly developed products and features is reflected in a significant number of early adopters.
❖Executing programs to drive internal cost efficiencies.
❖Managing capital allocation strategies to focus on debt reduction and share repurchases to improve shareholder value.
2025 Financial Results
For the year ended December 31, 2025, we generated $2.455 billion of revenues, of which approximately 83% was recurring revenues generated through our subscription-based model and re-occurring revenue transactions. Organic annualized contract value (“ACV”) accelerated from 0.9% growth in 2024 to 1.8% growth in 2025. Recurring organic revenue growth was 0.6% in 2025. In each of the past three years, we have also achieved annual renewal rates of approximately 92%.

Clarivate 2026 Proxy Statement
Key Financial Results
The table below highlights our key financial results as of or for the years ended December 31, 2025 and December 31,
2024, respectively.

(in millions, except margin and per share)	2025	2024
Revenues	$2,455	$2,557

Net income (loss)	$(201)	$(637)
Adjusted net income(1)	$468	$525
Adjusted EBITDA(1)	$1,002	$1,060

Net loss margin	(8)%	(25)%
Adjusted EBITDA margin(1)	41%	42%

Diluted EPS	$(0.30)	$(0.96)
Adjusted diluted EPS(1)	$0.69	$0.73

Net cash provided by operating activities	$629	$647
Free cash flow(1)	$365	$358

Market capitalization	$2,100	$3,500
(1)Adjusted net income, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted diluted Earnings Per Share (“Adjusted diluted EPS”), and Free cash flow are non-GAAP measures. For a description of such terms and a reconciliation of such non-GAAP measures to the most directly comparable
GAAP financial measures, see Appendix A.
Shareholder Engagement
Strong engagement with our shareholders is critically important to us, so we design our disclosures to be as open and transparent as possible in order to facilitate these important discussions, which provide us with valuable input and feedback. We hold hundreds of meetings with shareholders every year, and in the context of those meetings there is occasionally discussion of our executive compensation and corporate governance practices, and we consider the input we receive as we continue to refine our executive compensation program. Our advisory approval of executive compensation proposal received a 99% approval rate among shareholders who voted on our executive compensation proposal at the
2025 annual general meeting of shareholders. Given this strong support, the HRCC determined that our approach to compensation should remain relatively consistent in 2026.
Our Approach to Pay
Our Compensation Philosophy
Our goal is to provide an executive compensation program that reinforces a pay-for-performance culture, serving the interests of our shareholders while supporting our mission, vision, and values. We believe that attracting and retaining superior talent and rewarding performance are key to delivering long-term shareholder returns, and that a competitive compensation program is critical to that end. Therefore, we strive to provide a competitive compensation package to our executives that is heavily weighted toward performance-based pay elements that align the interests of our executives with those of Clarivate shareholders.

Clarivate 2026 Proxy Statement
Objectives to Support Our Compensation Philosophy
In order to achieve the goals of our compensation and benefits program, we have adopted the following objectives and guidelines:

Compensation Philosophy and Objectives
Total Rewards Strategy Supports Our Mission, Vision, and Values
The components of our compensation program encourage our
employees to aim for greatness by pursuing top performance and challenging the status quo in the belief that human ingenuity can transform the world and improve our future.

Incentives Aligned to Key Business Objectives
We aim to drive superior business and financial results by setting clear, measurable short- and long-term performance targets that support our business strategy and the creation of long-term
shareholder value while also ensuring that our executives are not incentivized to take inappropriate risks.

Supports a Pay-for-Performance Culture
Total compensation should be competitive and performance should be appropriately rewarded. We believe incentive design should provide for meaningful variability in payouts based on the degree to which performance exceeds or falls short of our goals.

Designed to Attract, Retain, and Motivate Top Talent
Total compensation should be competitive in order to attract qualified individuals, motivate performance, and retain, develop, and reward employees with the abilities and skills needed to foster long-term value creation.

Programs Globally Consistent and Locally Competitive	Total compensation should be globally consistent and locally competitive to attract and retain qualified talent in the markets in which we operate.
Determination of Executive Compensation
The Role of the Human Resources and Compensation Committee
The HRCC is composed of independent, non-employee members of the Board. Details of the HRCC’s authority and responsibilities are specified in the HRCC’s charter, which may be accessed on our website, ir.clarivate.com.
With respect to CEO and executive officer compensation, the HRCC:
❖Reviews and approves the corporate goals and objectives as they relate to incentive compensation targets and payouts at various levels;
❖Evaluates the CEO’s performance in light of these goals and objectives;
❖Sets the CEO’s compensation based on the evaluation of the CEO’s performance either alone or, if directed by the
Board, in conjunction with a, majority of the independent directors on the Board;
❖Reviews and sets the compensation of the executive officers other than the CEO and, if directed by the Board or if the
HRCC otherwise deems it appropriate, makes recommendations to the Board regarding the compensation of the executive officers other than the CEO;
❖Reviews and makes recommendations to the Board regarding non-employee director compensation;
❖Reviews and approves the Company’s CD&A disclosure, as required by SEC rules, and provides a recommendation to the Board whether to include the CD&A disclosure in the Company’s Proxy Statement or Annual Report on Form
10-K;
❖Recommends to the Board whether to approve the frequency (Say-When-on-Pay) with which the Company will conduct advisory approvals of executive compensation (Say-on-Pay votes), taking into consideration the results of the most recent shareholder advisory vote on the frequency of Say-on-Pay votes;
❖Administers our Executive Compensation Recoupment Policy and such other compensation recoupment policies that we have in effect from time to time;
❖Reviews and assesses risks arising from the Company’s compensation policies and practices and whether such risks are reasonably likely to have a material adverse effect on the Company; and

Clarivate 2026 Proxy Statement
❖Oversees human capital management, including in the context of talent management and succession planning.
The HRCC works closely with its independent compensation consultant and senior management to consider a variety of factors when making compensation decisions throughout the year, including:
❖Experience, responsibilities, and individual and overall Company performance;
❖Internal equity among executives;
❖Executive succession planning;
❖Competitive external market data and trends; and
❖Alignment with shareholders, customers, and other colleagues.
As part of the responsibilities described in its charter, the HRCC sets objective business performance targets and the amounts payable at different levels of performance under each of our incentive plans. Goal setting is a critical part of the
Company’s overall business planning process. As part of this process, a range of performance scenarios is developed.
Goals are then set at the threshold, target, and maximum performance levels — driven by the strategic and operational plans as presented by management and approved by the Board. The HRCC also considers the probability of achievement of different levels of performance when setting goals.
The Role of the Independent Compensation Consultant
In 2025, the HRCC engaged Pay Governance as its independent compensation consultant to advise on executive compensation matters. Pay Governance specializes in executive compensation and related governance matters. To ensure the HRCC receives independent and unbiased advice and analysis, the compensation consultant is prohibited from providing any services to management, although the compensation consultant interacts with management from time to time in order to best coordinate with and deliver services to the HRCC. The HRCC has sole authority with regard to the decision to retain and terminate the services of the compensation consultant and to approve the compensation consultant’s fees and other retention terms. The compensation consultant maintains active engagement with the HRCC
Chair and reports to the HRCC. The HRCC annually reviews the independence of the compensation consultant’s work under rules adopted by the SEC and NYSE and has found no conflicts.
In 2025, the independent compensation consultant performed duties requested by the HRCC including:
❖Providing analysis and recommendations on the composition of the peer group;
❖Analyzing executive and director compensation in comparison to the peer group;
❖Advising the HRCC on increasing the available share reserve under the Company’s incentive award plan;
❖Advising the HRCC on executive severance policies;
❖Updating the HRCC on executive compensation and governance market trends;
❖Advising the HRCC on annual incentive and long-term equity plan designs;
❖Preparing a risk review relative to compensation policies and practices; and
❖Reviewing disclosures related to executive compensation.
Pay Governance speaks with the chair of the HRCC, as well as with management, in preparing for HRCC meetings, regularly attends HRCC meetings, and meets from time to time in executive sessions with the HRCC without the presence of management.
The Role of Management
At the HRCC’s request, management provides information, analyses, and recommendations regarding our executive compensation program, as well as information regarding our achievement of performance metrics. Our CEO discusses with the HRCC his views on the performance and compensation of the other NEOs and CEO direct reports.

Clarivate 2026 Proxy Statement
The Use of Peer Group Benchmarking and Market Data
Peer Group Benchmarking
The HRCC considers several factors in structuring our executive compensation program, determining pay components, and making compensation decisions. This includes an annual review and comparison of the compensation practices of select peer companies in our industry. These companies were chosen with guidance from our independent compensation consultant to be effective for 2025. It was the HRCC’s intent to select companies that operate significant lines of business similar to Clarivate’s and are similar in size, and therefore compete with Clarivate for executive talent.
We established a peer group for benchmarking executive pay based on the following guiding principles:
❖Companies engaged in intelligence development, data analytics, digital delivery, cybersecurity, and intellectual property protections;
❖Revenues between $800 million to $8.0 billion;
❖Market capitalization between $1.4 billion to $28.0 billion;
❖Business/talent competitors of Clarivate;
❖A group of 10 to 25 companies so that results are statistically reliable and the peer group is sustainable over time; and
❖Availability of sufficient pay data for companies identified as potential peers.
Based on this analysis, the following 17 companies were selected as our primary peer group for compensation benchmarking in 2025 (the “Peer Group”). Changes from our prior year’s peer group include removing Moody’s
Corporation, MSCI Inc., and Thomson Reuters Corporation due to their market capitalization being outside our financial scope noted above and adding ACI Worldwide, Inc.; Envestnet, Inc.; and Jack Henry & Associates, Inc. based on our industry and financial scope noted above.

Clarivate 2025 Peer Group for Compensation Benchmarking Purposes
❖ACI Worldwide, Inc. (ACIW)	❖Informa plc (INF)
❖Dun & Bradstreet Holdings, Inc. (DNB)	❖Jack Henry & Associates, Inc. (JKHY)
❖Equifax, Inc. (EFX)	❖Morningstar, Inc. (MORN)
❖Envestnet, Inc. (ENV)	❖SS&C Technologies Holdings, Inc. (SSNC)
❖ExlService Holdings, Inc. (EXLS)	❖Teradata Corporation (TDC)
❖FactSet Research Systems Inc. (FDS)	❖TransUnion (TRU)
❖Fair Isaac Corporation (FICO)	❖Verisk Analytics, Inc. (VRSK)
❖Gartner, Inc. (IT)	❖Wolters Kluwer N.V. (WKL)
❖ICON plc (ICLR)
Use of Market Comparison Data
The HRCC approves the salary, Annual Incentive Plan (“AIP”) targets, and Long-Term Incentive Plan (“LTI”) equity compensation of the NEOs at levels that are competitive with compensation paid to persons holding the same or similar positions at members of the Peer Group using available market comparison data regarding these companies as a guide.
In addition to Peer Group market data, the HRCC also considered Willis Towers Watson compensation survey data from similar industries and geographies in its competitive analysis of NEO compensation. The use of market comparison data, however, is just one of the tools the HRCC uses to determine executive compensation, and the HRCC retains the flexibility to establish target compensation at levels it deems appropriate for an individual or for a specific element of compensation based on performance, experience, and breadth of responsibilities.

Clarivate 2026 Proxy Statement
Good Governance Practices
We are committed to having policies in place to ensure effective oversight of our executive compensation program and strong corporate governance.

WHAT WE DO	WHAT WE DON’T DO
The HRCC is fully composed of independent directors	We do not permit our employees to engage in hedging transactions
The HRCC engages an independent compensation consultant	We do not permit our employees to pledge Company securities to secure margin or other loans
We have adopted share ownership guidelines for our executive officers and Board of Directors	We do not reprice underwater stock options
The majority of NEO pay is at risk and dependent upon performance	We do not provide excise tax gross-up payments
The mix of executive officer equity awards includes a performance-based element	We do not have an evergreen provision that automatically adds shares to our equity incentive plan
We engage with our shareholders to discuss executive compensation and corporate governance matters	We do not provide excessive perquisites
We maintain clawback policies that require covered executives to reimburse performance-based compensation in specified circumstances	We do not grant single-trigger equity awards
Elements of Compensation at a Glance — Mix of Fixed and Variable
Performance-Based Compensation
We design our executive compensation programs to create a performance-based culture that rewards employees for collective performance and demonstration of our values and to align our employees’ interests with those of our public shareholders.
Our executive compensation program is tailored to our strategic priorities and current business outlook, while also designed to motivate and retain our senior management team. Multiple components, described below, are utilized to achieve these objectives, with a heavy emphasis on pay that is variable or at risk depending directly on performance against strategic corporate metrics.

	Pay Element	Payment Form	Alignment to Business Objectives
Fixed	Base Salary	Cash	❖Benchmarks base salaries to ensure market competitiveness in the attraction and retention of key talent ❖Provides a competitive fixed rate of pay relative to similar positions in the market
	Retirement, Health, and Welfare Benefits	Benefits	❖Market-aligned programs to facilitate strong productivity and provide support in times of personal need ❖Health, welfare, and retirement programs ❖Limited perquisites
At-Risk / Variable	Annual Incentive Plan	Cash
❖Rewards performance for achievement of rigorous and
challenging short-term performance goals aligned with the
Company’s annual operating plan
❖Motivates executives to deliver on individual objectives
supportive of broader business objectives

	Long-Term Incentive Program	PSUs and RSUs
❖Rewards performance for achievement of rigorous long-
term performance goals aligned with the interests of
shareholders and the Company’s strategy
❖Supports retention and mitigates excessive risk taking

Clarivate 2026 Proxy Statement
Alignment of Pay to Business Objectives
With regard to our variable/at-risk pay, we use multiple metrics to incentivize behavior that supports the achievement of our corporate goals.
For our AIP, the metrics selected in 2025 to best support our short-term objectives included corporate-level Revenue,
Adjusted EBITDA, Free Cash Flow, and Voice of Customer metrics. For our segment presidents, AIP metrics also included segment-level revenue and Adjusted EBITDA goals and an individual performance component.
Our LTI program includes performance-based restricted share units (“PSUs”) that apply longer-term metrics including, for our 2025 PSU grants, Recurring Organic Revenue Growth, Adjusted diluted EPS, and Adjusted EBITDA, and for our 2024 and 2023 PSU grants, Adjusted diluted EPS and Adjusted EBITDA, with, for all years, a total shareholder return (“TSR”)
modifier comparing our stock price performance to the S&P 500 over a cumulative three-year period.
Compensation for Our Named Executive Officers
For 2025, our NEOs were as follows:

Name	Title
Matti Shem Tov	Chief Executive Officer
Jonathan Collins	Executive Vice President and Chief Financial Officer
Bar Veinstein	President, Academia and Government
Henry Levy	President, Life Sciences and Healthcare
Maroun Mourad	President, Intellectual Property
Gordon Samson(1)	Former President, Intellectual Property
Melanie Margolin(2)	Former Executive Vice President and Chief Administrative and Legal Officer
(1)Mr. Samson departed the Company on December 31, 2025, with his last day as President, Intellectual Property on September 7, 2025. His
departure was without cause.
(2)Ms. Margolin departed the Company on March 21, 2025, with her last day as Executive Vice President and Chief Administrative and Legal Officer
on February 28, 2025. Her departure was without cause.
Compensation Mix — Performance-Based/At-Risk Compensation
The graphics below show the total target compensation mix of our current CEO (Matti Shem Tov) and our other current
NEOs, excluding Gordon Samson and Melanie Margolin. These illustrate that a majority of the NEO’s total target compensation is at risk, with 88% for our CEO and an average of 82% for our other current NEOs. For purposes of these estimates, total compensation is composed of base salary, AIP target, and RSU/PSU grant value. AIP and equity grants are both considered at-risk pay.

At Risk 82%
PSUs
23%
RSUs
40%
Other NEOs
(Avg.) (1)
AIP
19%
Base
Salary
18%

(1)Other NEOs include Messrs. Collins, Veinstein, Levy, and Mourad.
Base Salary
Base salary represents annual fixed compensation and is a standard element of compensation necessary to attract and retain executive leadership talent. In making base salary decisions for our NEOs other than the CEO, the HRCC considers the CEO’s recommendations, as well as each NEO’s position and level of responsibility within the Company. The HRCC also takes into account factors such as relevant market data, overall Company performance, individual performance and contributions, relevant experience, and internal equity within the Company.

Clarivate 2026 Proxy Statement
During 2025, the HRCC determined the appropriate annual base salary rate for each NEO as follows:

Name	2025 Base Salary	2024 Base Salary	% Increase
Matti Shem Tov(1)	$900,000	$900,000	0%
Jonathan Collins	$750,000	$750,000	0%
Bar Veinstein(1)	$600,000	$600,000	0%
Henry Levy	$600,000	$600,000	0%
Maroun Mourad(2)	$600,000	N/A	N/A
Gordon Samson(1)(3)	$600,000	$600,000	0%
Melanie Margolin(4)	$625,000	$625,000	0%
(1)Mr. Shem Tov is based in Israel. His 2025 and 2024 salary amounts have been converted to Israeli new shekels (ILS) for purposes of 2025 and
2024 payments using an ILS:USD exchange rate of 1:0.260 on his hire date. Mr. Veinstein is also based in Israel, and his 2025 and 2024 salary amounts have been converted to ILS using an ILS:USD exchange rate of 1:0.273 on his hire date. Mr. Samson is based in Jersey, and his 2025 and 2024 salary amounts have been converted to pounds sterling (GBP) using a GBP:USD exchange rate of 1:1.234, which we used for 2025 and
2024 budget planning.
(2)Mr. Mourad joined the Company on September 8, 2025 as President of our Intellectual Property segment.
(3)Mr. Samson left his executive officer position on September 7, 2025 and departed the Company on December 31, 2025.
(4)Ms. Margolin left her executive officer position on February 28, 2025 and departed the Company on March 21, 2025.
2025 Annual Incentive Plan
Our AIP provides the opportunity for annual cash incentives to be made to approximately 85% of our employees. Our AIP is tied primarily to pre-established corporate-level goals for Revenue, Adjusted EBITDA and Free Cash Flow. In addition, in 2025, we set pre-established segment-level Revenue and Adjusted EBITDA goals for each of our three segments, which, for the NEOs, applied based on the NEO’s scope of responsibility within that segment (as applicable). The ultimate payout under the AIP is determined based on a company funding pool based on consolidated pre-bonus Adjusted EBITDA and Voice of Customer achievement, along with application of an individual performance modifier, as follows:
❖In 2025, the performance metrics applicable to Mr. Shem Tov, Mr. Collins and Ms. Margolin were based entirely on the corporate-level goal set.
❖The performance metrics applicable to Mr. Veinstein were based on both the corporate-level goals and the A&G segment goal set.
❖The performance metrics applicable to Mr. Levy were based on both the corporate-level goals and the LS&H segment goal set.
❖The performance metrics applicable to Mr. Mourad were based on both the corporate-level goals and the IP segment goal set.
❖For each of Messrs. Veinstein, Levy, and Mourad, the corporate-level goals and segment-level goals each comprised
50% of the NEO’s AIP opportunity for 2025 (prior to application of the company funding pool and individual modifier).
❖Mr. Samson was ineligible to receive a 2025 AIP payout.
Each NEO has a target AIP award, which is defined as a percentage of the respective NEO’s eligible base pay.  The table below provides AIP target opportunities for 2025, which reflect no changes from 2024.

Name	2025 AIP Target
Matti Shem Tov	100%
Jonathan Collins	100%
Bar Veinstein	100%
Henry Levy	100%
Maroun Mourad(1)	100%
Gordon Samson(2)	N/A
Melanie Margolin(3)	100%
(1)Mr. Mourad’s 2025 AIP payment was prorated based on his date of hire.
(2)Mr. Samson departed the Company on December 31, 2025 and, pursuant to the terms of his separation agreement, was ineligible to receive a 2025
AIP payment.

Clarivate 2026 Proxy Statement
(3)Ms. Margolin departed the Company on March 21, 2025 and, pursuant to the terms of her separation agreement, was eligible for a pro rata payment of her 2025 AIP payment assuming target performance.
AIP Goals
AIP bonus payouts for 2025 were determined first by measuring the achievement of the applicable corporate- and segment-level goals described above. Then, an overall company funding pool is determined based on a combination of consolidated pre-bonus Adjusted EBITDA performance (i.e., as determined prior to the determination of AIP payouts) and
Voice of Customer achievement, which can increase or decrease the achievement level resulting from the corporate- and segment-level metric performance. Lastly, an individual modifier is applied, which can increase or decrease an individual’s ultimate payout.
The tables below show the weighting of each of the metrics described above and the threshold, target, and maximum payout levels. The consolidated pre-bonus Adjusted EBITDA metrics comprise 90% of the company funding pool and the
Voice of Customer metric comprises the remaining 10% of the funding pool, with the total AIP bonus subject to adjustment based on individual performance. Pre-bonus Adjusted EBITDA performance can be achieved between 0% and 200% of target, while Voice of Customer performance can be achieved between 90% and 110% of target. The individual performance modifier can be used to increase or decrease an individual’s final AIP payment based on that individual’s personal performance, as determined by the HRCC, provided that the maximum payment cannot exceed 200% of the AIP target.

2025 AIP FUNDING GOALS
Metric	Weighting	Payout Level	Goal (millions, except Voice of Customer)
Pre-bonus Adjusted EBITDA	90%	Threshold 0%	$945
		Target 100%	$1,050
		Maximum 200%	$1,154
Voice of Customer(1)	10%	Threshold 90%	<42
		Target 100%	42
		Maximum 110%	>42
(1)The Voice of Customer metric is based on the results of surveys sent to all of our customers. Voice of Customer can directly impact our revenues and represents a key component of our success measurements. The Voice of Customer metric represents an industry-renowned standard and methodology that measures customer loyalty through Net Promoter Score. Voice of Customer achievement can result in achievement between 90%
and 110% of target, depending on the Net Promoter Score.

2025 CORPORATE AIP GOALS
Metric	Weighting	Payout Level	Goal (millions)
Revenue	40%	Threshold 0%	$2,256
		Target 100%	$2,340
		Maximum 150%	$2,400
Adjusted EBITDA	40%	Threshold 0%	$935
		Target 100%	$970
		Maximum 150%	$995
Free Cash Flow	20%	Threshold 0%	$298
		Target 100%	$340
		Maximum 150%	$370

2025 A&G AIP GOALS
Metric	Weighting	Payout Level	Goal (millions)
2025 Corporate AIP Goals	50%	(See above)	(See above)
Segment Revenue	25%	Threshold 0%	$1,141
		Target 100%	$1,183
		Maximum 150%	$1,213
Segment Adjusted EBITDA	25%	Threshold 0%	$519
		Target 100%	$537
		Maximum 150%	$550

Clarivate 2026 Proxy Statement

2025 LS&H AIP GOALS
Metric	Weighting	Payout Level	Goal (millions)
2025 Corporate AIP Goals	50%	(See above)	(See above)
Segment Revenue	25%	Threshold 0%	$378
		Target 100%	$392
		Maximum 150%	$401
Segment Adjusted EBITDA	25%	Threshold 0%	$115
		Target 100%	$121
		Maximum 150%	$124

2025 IP AIP GOALS
Metric	Weighting	Payout Level	Goal (millions)
2025 Corporate AIP Goals	50%	(See above)	(See above)
Segment Revenue	25%	Threshold 0%	$762
		Target 100%	$790
		Maximum 150%	$810
Segment Adjusted EBITDA	25%	Threshold 0%	$321
		Target 100%	$333
		Maximum 150%	$341
Achievement of AIP Goals
❖Pre-bonus Adjusted EBITDA. Based on results for 2025, the company pool funding was modified over the metric attainment, as show in the pool funding adjustments column in the table below.
❖Voice of Customer. Based on the Net Promoter Score results for 2025, we determined Voice of Customer was achieved at 110% of target.
❖Corporate. Based on results for 2025, the weighted average attainment across the corporate metrics was 105%.
❖A&G Segment. Based on results for 2025, the weighted average attainment across the A&G segment metrics was
99%.
❖LS&H Segment. Based on results for 2025, the weighted average attainment across the LS&H segment metrics was
96%.
❖IP Segment. Based on results for 2025, the weighted average attainment across the IP segment metrics was 48%.
❖Final AIP Payments. For the NEOs (other than Mr. Samson and Ms. Margolin), the HRCC determined payouts to our
NEOs under the AIP based on results discussed above, which are reflected in the table below. No discretion and no individual performance modifiers were applied with respect to any NEO’s payout under the AIP.

Name	AIP Target ($)	Corporate Goal Weighting	Corporate Goal Performance	Corporate Performance Amount Earned ($)	Segment Goal Weighting	Segment Goal Performance	Segment Performance Amount Earned ($)	Voice of Customer Weighting	Voice of Customer Performance	Voice of Customer Amount Earned ($)	Pool Funding Adjustments(3) ($)	Final AIP Payment ($)	Final AIP % of Target
Matti Shem Tov(1)	900,000	90%	105%	850,500	N/A	N/A	N/A	10%	110%	99,000	(31,500)	918,000	102%
Jonathan Collins	750,000	90%	105%	708,750	N/A	N/A	N/A	10%	110%	82,500	(26,250)	765,000	102%
Bar Veinstein(1)	600,000	45%	105%	283,500	45%	99%	267,300	10%	110%	66,000	37,200	654,000	109%
Henry Levy	600,000	45%	105%	283,500	45%	96%	259,200	10%	110%	66,000	39,300	648,000	108%
Maroun Mourad(2)	189,041	45%	105%	89,322	45%	48%	40,833	10%	110%	20,795	9,735	160,685	85%
(1)Mr. Shem Tov is based in Israel and his payment has been converted to USD using an ILS:USD exchange rate of 0.260. Mr. Veinstein is based in
Israel and his payment has been converted to USD using an ILS:USD exchange rate of 0.273.
(2)Mr. Mourad joined the Company on September 8, 2025 and was eligible for a pro rata payment of AIP based on the duration of his employment with us during 2025. The AIP Target reported in this table reflects such prorated amount.
(3)Pool funding adjustments represent a combination of additional payout pool funding due to pre-bonus Adjusted EBITDA performance and allocation across the four goal sets due to disposal wind-down performance and the impact of foreign currency exchange.

Clarivate 2026 Proxy Statement
2025 Long-Term Incentive Program
Amended and Restated 2019 Incentive Award Plan Grant Practices
Annual LTI awards to NEOs are typically granted in the first quarter of the year, although LTI awards may also be granted to NEOs as part of the hiring process, in connection with a promotion or change in responsibility, or in response to extraordinary circumstances. The HRCC approves the type and number of awards to be granted and the performance criteria for awards. For all such grants, the grant date is no earlier than the date of HRCC approval. Awards are not spring-
loaded or otherwise timed to take advantage of material nonpublic information, and the Company does not manipulate the timing of the public release of information to increase the value of an award.
The HRCC has delegated to the CEO and the SVP, Head of People the authority to grant equity awards, including annual
LTI awards, to eligible employees (other than the CEO, the SVP, Head of People, and persons subject to Section 16 of the
Exchange Act), provided the total awards remain within specified limits and subject to terms and conditions approved by the HRCC. In addition, on a quarterly basis, the HRCC reviews the shares granted from this award budget.
Equity Programs
We consider share ownership a key component in our compensation programs because it aligns the goals of our employees with those of our shareholders. Through the LTI program, our most senior leaders are eligible for annual equity awards under the Clarivate Amended and Restated 2019 Incentive Award Plan. Our key equity programs include LTI for
NEOs and senior management, which consists of PSUs and RSUs.
As discussed above, PSUs are granted to our most senior leaders, thereby placing a larger percentage of their compensation “at risk.”
The following is the mix of performance and time-based equity awarded through our annual LTI program. See footnotes to the “2025 NEO Equity Awards” table below for a description of equity granted outside of the annual equity cycle.

Ratio of Performance to Time-Based Equity
Position	PSUs	RSUs
CEO	50%	50%
Other NEOs	50%	50%
RSUs vest ratably over three years, with one-third of the award vesting on each of the first three anniversaries of the grant date. PSUs cliff vest at the end of a three-year period, subject to achievement of performance measures and continued
employment. The 2023, 2024, and 2025 PSU awards have one three-year measurement period, with performance achievement adjusted in accordance with our three-year relative TSR modifier.
PSU Grants
2023-2025 Performance. The table below contains the performance metrics relative to the three-year measurement period of the 2023 awards and the TSR modifier that increases or decreases the final payout by as much as 20%, as illustrated below. The overall payout of the PSUs was capped at 200% of the target shares granted.

2023 PSU — 2023-2025 Measurement Period Metrics
Adjusted diluted EPS and Adjusted EBITDA				Modifier: 3-Year Relative TSR vs. S&P 500
2023-2025 Goals
Performance Range	Payout Range	Adjusted diluted EPS (50%)	Adjusted EBITDA ($m) (50%)	Percentile	Modifier
Maximum	200%	$2.72	$3,653	=>P75	1.4x
Target	100%	$2.59	$3,564	P50	1.0x
Threshold	50%	$2.46	$3,474	<=P25	0.8x
The HRCC approved adjustments to both our Adjusted diluted EPS and Adjusted EBITDA results for the 2023 – 2025 period to reflect divestitures and disposals that occurred during the performance period, as contemplated by the plan.
Based on 2023-2025 financial results after these adjustments, actual performance versus the performance goals was
40.625% of target relative to the 2023 awards. Our three-year TSR performance (2023 – 2025) was less than the 25th percentile of the S&P 500 and therefore modifies the overall performance achievement by 0.8x, resulting in a final performance achievement at 32.5% of target for the 2023 awards.

Clarivate 2026 Proxy Statement
The table below provides details of the RSUs and PSUs granted to our NEOs in 2025.

2025 NEO Equity Awards
	RSUs		PSUs(1)
NEO	Units (#)	Grant Value ($)	Target Units (#)	Grant Value ($)
Matti Shem Tov	726,392	2,999,999	726,392	3,399,515
Jonathan Collins	302,663	1,249,998	302,663	1,416,463
Bar Veinstein	242,130	999,997	242,130	1,133,168
Henry Levy	242,130	999,997	242,130	1,133,168
Maroun Mourad(2)	539,568	2,249,999	—	—
Gordon Samson(3)	242,130	999,997	242,130	1,133,168
Melanie Margolin(4)	—	—	—	—
(1)The PSU grants represent all of the PSUs granted in 2025 (i.e., the PSUs with respect to the 2025 – 2027 measurement period). See footnote to the
2025 Summary Compensation Table for more information.
(2)The grant to Mr. Mourad was made in September 2025 in connection with his commencement of employment. The RSUs will vest ratably over three years on each of the first three anniversaries of the grant date, subject to continued employment through the vest dates.
(3)In accordance with the terms of his separation agreement, Mr. Samson forfeited all of his 2025 PSU grant and the last tranche (i.e., one-third) of his
2025 RSU grant.
(4)In accordance with the terms of her separation agreement, Ms. Margolin was not entitled to receive equity awards in 2025.
Retirement, Health, and Welfare Benefits
We sponsor a qualified defined contribution plan for all U.S. employees, including our U.S.-based NEOs. In addition, we sponsor a qualified defined contribution plan for U.K. employees, including our U.K.-based NEOs. Other than the qualified plans described above, we do not provide any other pension plan, supplemental retirement plan, or deferred compensation plan to our NEOs. We do provide company matches to employee contributions to qualified retirement plans, and these are reported as All Other Compensation in the 2025 Summary Compensation Table.
We also provide NEOs with life and medical insurance and other benefits generally available to all employees. The only perquisite we provide our NEOs is reimbursement for an annual executive physical, not to exceed $5,000 in any given year. We do not provide a gross-up on taxes paid by NEOs in connection with such reimbursement.
Share Ownership Guidelines
We have adopted the following share ownership guidelines for our non-employee compensated directors, CEO, executive officers, and executive leadership team. As of January 1, 2026, all have met or are on track to achieve their applicable guideline by the end of the 5-year compliance period.

Position	Share Ownership Guidelines
Chief Executive Officer	6 times base salary
Other Executive Officers and Executive Leadership Team	3 times base salary
Non-employee compensated directors	5 times annual retainer

What counts as ownership	What does not count as ownership
✓Shares beneficially owned directly	Unvested and unearned PSUs
✓Shares beneficially owned indirectly via a trust, other entities, or estate planning vehicles	Unexercised stock options
✓Shares held in a 401(k) or other retirement account
✓Shares held by or jointly with spouse or dependent children
✓Unvested RSUs

Clarivate 2026 Proxy Statement
Insider Trading Policy
We have adopted an insider trading policy which governs the purchase, sale, and/or other dispositions of our securities by directors, officers, employees, and other covered persons that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and NYSE listing standards. A copy of our insider trading policy is filed as
Exhibit 19.1 to the Annual Report.
Our insider trading policy prohibits officers, directors, employees, and consultants of the Company from trading while in possession of material, nonpublic information about the Company. We impose quarterly trading blackouts applicable to certain designated employees who may have access to inside information prior to the release of earnings, and we require all executive officers and other designated insider employees to pre-clear any transactions with the Company before trading in the Company’s shares.
No Hedging Policy
Certain forms of hedging or monetization transactions allow an individual to lock in much of the value of their ordinary shares, often in exchange for all or part of the potential for upside appreciation in the ordinary shares. These transactions allow the continued ownership of the covered securities but without the full risks and rewards of ownership. When that occurs, the individual entering into the transaction may no longer have the same objectives as the Company’s other shareholders.
Our insider trading policy prohibits directors, executive officers, employees, and consultants from entering into certain forms of hedging or monetization transactions, such as zero-cost collars and forward sale contracts.
No Pledging Policy
We have a policy that prohibits our directors, executive officers, employees, and consultants from pledging the Company’s securities as collateral to secure loans or otherwise. This includes a prohibition on holding the Company’s securities in a margin account, which would allow the director or executive officer to borrow against their holdings to buy securities.
Risk Assessment and Mitigation of Compensation Policies and Practices
The Board of Directors is responsible for the oversight of the Company’s ongoing assessment and management of material risks impacting our business. The HRCC oversees compensation risk management by participating in the creation and approval of compensation elements, programs, and performance metrics that encourage an appropriate level of risk taking consistent with our business strategy.
The HRCC has reviewed our incentive compensation program, taken into account the concept of risk as it relates to our compensation program, considered various mitigating factors, and reviewed each of these items with its independent compensation consultant. In addition, Pay Governance conducted an independent risk assessment of our executive compensation program and determined that our compensation program does not create risks that are reasonably likely to have a material adverse effect on our business. Based on these reviews and discussions, among other factors considered by the HRCC, the HRCC believes that our compensation program is structured to minimize the risk of material adverse effects on our business.
We established short-term and long-term incentive plans that include a mix of performance metrics that align with our overall corporate goals and strategy and do not encourage excessive risk taking in order to meet one particular goal. As noted above in “Good Governance Practices,” we have share ownership guidelines and prohibitions against hedging and pledging of our securities.
Clawback Policies
We maintain an executive compensation recoupment policy intended to comply with the requirements of Section 10D of the Exchange Act and the rules of the NYSE, under which the HRCC must recover certain excess incentive-based compensation paid to executive officers in the event of a restatement of our financial statements due to our material noncompliance with any financial reporting required under U.S. federal securities laws.
In addition, we have adopted a detrimental conduct compensation recoupment policy under which the HRCC may recover compensation, including time-based equity awards, from (i) any current or former CEO of the Company, (ii) any individual who, at any time, was designated as an “officer” of the Company as defined under Rule 16a-1(f), and (iii) any current or former employee of the Company who at any time during his or her employment was a member of our Executive

Clarivate 2026 Proxy Statement
Leadership Team. The potential recovery period is the three-year period preceding the date of certain detrimental conduct, including conduct such as willful acts that injure the reputation, business, or any business relationship of the Company, indictment or conviction of a crime, violations of any non-compete, non-solicitation, or confidentiality covenant, and violations of any material Company policies. A copy of our executive compensation recoupment policy is filed as Exhibit 97 to the Annual Report.
Impact of Accounting and Tax Treatment
The HRCC annually reviews and considers the deductibility of the compensation paid to our executive officers, including each of the NEOs. The HRCC considers the accounting and tax treatment to Clarivate and the NEOs in its decision-
making process. We strive to ensure that there are no significant negative accounting or tax implications due to the design of our compensation programs; however, we will base our decisions on what we believe is necessary and appropriate to further the growth of our Company, align with our shareholders’ interests, and provide appropriate pay for performance.

Clarivate 2026 Proxy Statement
EXECUTIVE COMPENSATION TABLES
2025 Summary Compensation Table
The following summary compensation table sets forth information concerning compensation earned by our NEOs in 2025.
None of our NEOs have been granted stock options.

Year	Salary(1) ($)	Bonus ($)	Stock Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation(4) ($)	Total ($)
Matti Shem Tov(5) Chief Executive Officer
2025	900,000	—	6,399,514	918,000	133,470	8,350,984
2024	352,695	—	4,209,999	229,252	52,305	4,844,251
Jonathan Collins Executive Vice President, Chief Financial Officer
2025	750,000	—	2,666,461	765,000	14,264	4,195,725
2024	750,000	—	4,646,938	487,500	14,130	5,898,568
2023	750,000	—	3,424,506	547,500	13,530	4,735,536
Bar Veinstein(5) President, Academia & Government
2025	600,000	—	2,133,165	654,000	85,418	3,472,583
2024	600,000	—	3,117,561	390,000	89,416	4,196,977
2023	411,884	—	8,185,927	438,000	63,472	9,099,283
Henry Levy President, Life Sciences & Healthcare
2025	600,000	—	2,133,165	648,000	14,264	3,395,429
2024	600,000	—	3,117,561	390,000	14,130	4,121,691
2023	399,725	—	4,185,925	438,000	13,420	5,037,070
Maroun Mourad(6) President, Intellectual Property
2025	189,041	—	2,249,999	160,685	6,550	2,606,275
Gordon Samson(5)(7) Former President, Intellectual Property
2025	600,000	—	3,424,387	—	60,205	4,084,592
2024	600,000	—	3,117,561	390,000	60,224	4,167,785
2023	588,281	—	2,776,573	429,557	59,157	3,853,568
Melanie Margolin(8) Former Executive Vice President and Chief Administrative and Legal Officer
2025	136,986	—	1,757,845	136,986	1,936,797	3,968,614
(1)Salary earned for Mr. Mourad is for the period of hire date through the end of 2025 and salary earned for Ms. Margolin is for the period she was employed during 2025.
(2)Amounts shown are the aggregate grant date fair value of PSUs and RSUs granted in 2025 under our long-term incentive program as described above under “2025 Long-Term Incentive Program,” computed in accordance with FASB ASC Topic 718, excluding the effect of any estimated forfeitures. Information about the assumptions used to calculate the grant date fair value of the stock can be found in our Annual Report on Form
10-K under “Item 8. Financial Statements and Supplementary Data — Note 1: Nature of Operations and Summary of Significant Accounting
Policies — Share-based Compensation” and “Item 8. Financial Statements and Supplementary Data — Note 11: Share-based Compensation.”
PSUs are reported at 100% of target performance, which was the most probable outcome of their performance conditions as of their grant date.
These amounts do not necessarily correspond to the actual value that may be realized by the NEOs. At the maximum performance level of 200%, the grant date fair value of the PSUs would be as follows: Mr. Shem Tov, $6,799,029; Mr. Collins, $2,832,926; Mr. Veinstein, $2,266,337; Mr. Levy,
$2,266,337; and Mr. Samson, $2,266,337. The grant date fair value of the PSUs is calculated using a Monte Carlo valuation, which takes into consideration the probability of the PSUs paying out at different levels.
The PSU grants represent all of the PSUs awarded for 2025. Since performance goals for the entire performance period of the 2025 awards were established and approved by the HRCC in 2025, these are considered granted for accounting purposes in 2025.
Mr. Samson’s and Ms. Margolin’s grant value includes $1,291,222 and $1,757,845, respectively, in incremental fair value resulting from modifications of their equity awards pursuant to the terms of their respective separation agreements. In accordance with the terms of her separation agreement, Ms. Margolin was not entitled to receive equity awards in 2025.
(3)Represents annual incentive payments under our AIP that were paid in March 2026 for 2025 performance. Mr. Mourad was eligible for a pro rata payment of 2025 AIP. Under the terms of their respective separation agreements, Mr. Samson was ineligible to receive a payment under the 2025
AIP and Ms. Margolin was eligible for a pro rata payment of 2025 AIP assuming target performance.

Clarivate 2026 Proxy Statement
(4)All Other Compensation includes (a) Company contributions to the Company’s defined contribution plans as follows: $133,470 to Mr. Shem Tov,
$14,000 to Messrs. Collins and Levy, $85,418 to Mr. Veinstein, $6,462 to Mr. Mourad, $60,000 to Mr. Samson, and $6,731 to Mrs. Margolin; (b)
Company-paid life insurance premiums in the amount of $264 for Messrs. Collins and Levy, $88 for Mr. Mourad, $205 for Mr. Samson, and $66 for
Ms. Margolin; and (c) severance payments of $1,930,000 to Mrs. Margolin (described in more detail under “2025 NEO Changes” below). These amounts do not include any tax equalization payments, as further described in “2025 NEO Changes.”
(5)Mr. Shem Tov is based in Israel and his salary has been converted to USD using an ILS:USD exchange rate of 0.260. Mr. Veinstein is based in
Israel and his salary has been converted to USD using an ILS:USD exchange rate of 0.273. Mr. Samson is based in Jersey and his salary has been converted to USD using a GBP:USD exchange rate of 1.234.
(6)Mr. Mourad commenced employment on September 8, 2025.
(7)Mr. Samson departed the Company on December 31, 2025.
(8)Ms. Margolin departed the Company on March 21, 2025.
Grants of Plan-Based Awards
The following table provides information regarding grants of plan-based awards to our NEOs. No stock options were granted to NEOs in 2025.

			AIP			PSUs			RSUs	Grant Date Fair Value of Stock Awards(4) ($)
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3) ($)
Name	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Matti Shem Tov			0	900,000	1,800,000
	03/15/2025	03/04/2025				290,556	726,392	1,452,784		3,399,515
	03/15/2025	03/04/2025							726,392	2,999,999
Jonathan Collins			0	750,000	1,500,000
	03/15/2025	03/04/2025				121,065	302,663	605,326		1,416,463
	03/15/2025	03/04/2025							302,663	1,249,998
Bar Veinstein			0	600,000	1,200,000
	03/15/2025	03/04/2025				96,852	242,130	484,260		1,133,168
	03/15/2025	03/04/2025							242,130	999,997
Henry Levy			0	600,000	1,200,000
	03/15/2025	03/04/2025				96,852	242,130	484,260		1,133,168
	03/15/2025	03/04/2025							242,130	999,997
Maroun Mourad			0	189,041	378,082
	09/15/2025	07/24/2025							539,568	2,249,999
Gordon Samson			0	600,000	1,200,000
	03/15/2025	03/04/2025				96,852	242,130	484,260		1,133,168
	03/15/2025	03/04/2025							242,130	999,997
	07/25/2025	07/24/2025								1,291,222
Melanie Margolin			0	625,000	1,250,000
	01/18/2025	02/11/2025								1,757,845
(1)The threshold, target, and maximum amounts shown under “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” reflect the ranges of payments that could be made under the AIP. Mr. Mourad was eligible for a prorated payment in 2025 based on his date of hire.
Ms. Margolin received a prorated target bonus for 2025 per the terms of her separation agreement. Actual payments under the AIP are shown in the
2025 Summary Compensation Table.
(2)Awards reported in this column represent the number of PSUs granted under the 2019 Incentive Award Plan.
(3)Awards reported in this column represent the number of time-based RSUs granted under the 2019 Incentive Award Plan.
(4)Represents the grant date fair value of stock awards, computed in accordance with FASB ASC Topic 718, excluding the effect of any estimated forfeitures. PSUs are reported at target performance, which was the most probable outcome of their performance conditions as of their grant date.
At the maximum performance level of 200%, the grant date fair value of the PSUs would be as follows: Mr. Shem Tov, $6,799,029; Mr. Collins,
$2,832,926; Mr. Veinstein, $2,266,337; Mr. Levy, $2,266,337; and Mr. Samson, $2,266,337. Mr. Samson’s and Ms. Margolin’s grant value includes
$1,291,222 and $1,757,845, respectively, in incremental fair value resulting from modification of their equity awards pursuant to the terms of their respective separation agreements.
Mr. Mourad received a sign-on RSU grant for 539,568 shares with a total grant date value of $2,249,999 in connection with his commencement of employment. The RSUs will vest ratably over three years on each of the first three anniversaries of the date of grant, subject to continued
employment through the vest dates.

Clarivate 2026 Proxy Statement
Outstanding Equity Awards at Fiscal Year-End
The following table provides information concerning the outstanding equity awards held by our NEOs as of December 31,
2025. None of our NEOs held stock options as of December 31, 2025.

Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested(1) (#)	Market Value of Shares or Units of Stock That Have Not Vested(2) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested(3) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested(2)(3) ($)
Matti Shem Tov	08/13/2024	188,172	628,494	282,258	942,742
	03/15/2025	726,392	2,426,149	726,392	2,426,149
Jonathan Collins	03/01/2023	72,059	240,677
	03/15/2024	118,036	394,240	177,053	591,357
	03/15/2025	302,663	1,010,894	302,663	1,010,894
Bar Veinstein	05/01/2023	210,695	703,721
	03/15/2024	94,429	315,393	141,643	473,088
	03/15/2025	242,130	808,714	242,130	808,714
Henry Levy	05/01/2023	119,992	400,773
	03/15/2024	94,429	315,393	141,643	473,088
	03/15/2025	242,130	808,714	242,130	808,714
Maroun Mourad	09/15/2025	539,568	1,802,157	—	—
Gordon Samson(4)	—	—	—	—	—
Melanie Margolin(4)	—	—	—	—	—
(1)Awards shown are time-based RSUs. Amounts include shares earned on 2023 PSU grants for Mr. Collins, 35,573; Mr. Veinstein, 36,847; and Mr.
Levy, 36,847 since the performance period has ended, and the shares earned will vest based on their continued employment through the vest date.
These awards are scheduled to vest as shown in the table below if the individual remains continuously employed by the Company through the vest date.

Name	Vesting Date	Shares Vesting
Matti Shem Tov	03/15/2026	242,130
	08/13/2026	94,086
	03/15/2027	242,131
	08/13/2027	94,086
	03/15/2028	242,131
Jonathan Collins	02/18/2026	35,573
	03/01/2026	95,504
	03/15/2026	100,887
	03/01/2027	59,018
	03/15/2027	100,888
	03/15/2028	100,888
Bar Veinstein	02/18/2026	36,847
	03/01/2026	85,007
	03/15/2026	80,710
	05/01/2026	136,055
	03/01/2027	47,215
	03/15/2027	80,710
	03/15/2028	80,710
Henry Levy	02/18/2026	36,847
	03/01/2026	85,007
	03/15/2026	80,710
	05/01/2026	45,352
	03/01/2027	47,215
	03/15/2027	80,710
	03/15/2028	80,710
Maroun Mourad	09/15/2026	179,856
	09/15/2027	179,856
	09/15/2028	179,856

Clarivate 2026 Proxy Statement
(2)Market value reflects the $3.34 closing price of the Company’s stock on December 31, 2025.
(3)Awards shown include all tranches of the PSUs granted in 2023, 2024, and 2025, reported at target performance. PSUs will vest at the end of a three-year performance period from the grant date, subject to meeting performance metrics and the individual remaining continuously employed by the Company through the vesting date.
(4)Mr. Samson and Ms. Margolin had no outstanding equity as of December 31, 2025.
Option Exercises and Stock Vested
The following table provides information concerning the vesting of RSUs and PSUs held by our NEOs during 2025. None of our NEOs have been granted stock options.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
Matti Shem Tov	174,731	744,354
Jonathan Collins	491,471	2,092,530
Bar Veinstein	518,406	2,219,123
Henry Levy	337,000	1,440,891
Maroun Mourad	—	—
Gordon Samson(2)	581,439	2,222,337
Melanie Margolin(3)	520,741	2,096,446
(1)Represents the aggregate dollar amount realized, which is calculated by multiplying the number of shares of RSUs and PSUs that vested by the fair market value of our stock on the vesting date.
(2)Includes 285,038 RSUs that vested per the terms of Mr. Samson’s separation agreement.
(3)Includes 429,791 RSUs that vested per the terms of Ms. Margolin’s separation agreement.

Clarivate 2026 Proxy Statement
EXECUTIVE EMPLOYMENT AGREEMENTS
The Company has entered into employment agreements with our current CEO and each of our other NEOs. These employment agreements establish each NEO’s employment terms and provide a description of the compensation elements and benefits to which each NEO is entitled. None of the employment agreements provide for severance upon a voluntary termination of employment, nor do they provide for single-trigger change-in-control payments.
The employment agreements provide each executive with an annual base salary to be reviewed at the discretion of management and the HRCC and adjusted depending on performance. In addition, each executive is eligible to participate in the AIP and is entitled to participate in employee benefit plans, programs, and arrangements customarily provided to our executives. The employment agreements with Messrs. Collins, Levy, and Mourad do not constitute a contract of employment and do not entitle them to employment for any specified period, and therefore, their employment is considered “at will.” The employment agreements with Messrs. Shem Tov and Veinstein constitute an Israeli contract of employment. The employment agreement with Ms. Margolin did not constitute a contract of employment and did not entitle her to employment for any specified period, and therefore, her employment was considered “at will.” The employment agreement with Mr. Samson constituted a U.K. contract of employment.
Under the terms of their employment agreements or separate restrictive covenant agreements, all of our NEOs (including
Ms. Margolin and Mr. Samson) are subject to perpetual confidentiality and intellectual property provisions and restrictive covenants related to non-competition and non-solicitation of employees, customers, and suppliers for 12 months post-
termination, whether voluntary or involuntary.
On June 30, 2021, the Company adopted the Executive Severance Plan, which it amended and restated on March 23,
2026 (as amended and restated, the “ESP”). Pursuant to the ESP, each of our NEOs are eligible to receive severance benefits upon an involuntary termination without cause (including enhanced severance benefits in connection with an involuntary termination or resignation for good reason following a change in control). While each of our NEOs is eligible to receive severance benefits pursuant to the terms of their employment agreement, the ESP provides that, in order to receive benefits under the ESP, the eligible executive cannot receive benefits under another severance agreement.
Payment of severance under the ESP and each NEO’s employment agreement is contingent upon the executive entering into a release of claims with the Company. There is no eligibility for severance benefits under the employment agreements or the ESP if the applicable executive voluntarily resigns or the Company terminates him for cause.
The following describes, for our current CEO and other NEOs (other than Ms. Margolin and Mr. Samson), the benefits that would be received under their respective employment agreements or the ESP in various termination circumstances:
❖Pursuant to the ESP, in the event of an involuntary termination without cause, the NEOs are entitled to severance in the amount of 18 months of annual base salary, 1.5 times AIP target, and, to the extent the Consolidated Omnibus
Budget Reconciliation Act (“COBRA”) applies, 18 months of continued benefits coverage relative to medical, dental, and vision plans. Any unvested RSUs granted prior to April 1, 2027 become vested to the extent the RSUs would have otherwise vested had the NEOs’ employment continued over the 18-month period following the NEOs’
termination date. Any unvested RSUs granted on or after April 1, 2027 become vested in a pro-rated amount calculated by dividing the number of full months employed between the grant date and the termination date by the total vesting period. All outstanding PSUs will be forfeited. The expiration date of any outstanding stock options will be extended to two years from December 31 of the year the NEO is terminated.
❖In the event of an involuntary termination without cause or a resignation for good reason that is within 12 months following a Change in Control, pursuant to the ESP, the NEOs are entitled to severance in the amount of 24 months of annual base salary, 2 times AIP target and, if COBRA applies, 24 months of continued benefits coverage relative to medical, dental, and vision plans. The expiration date of any outstanding stock options will be extended to two years from December 31 of the year the NEO is terminated. Pursuant to the terms of the NEOs’ current award agreements, any unvested RSUs and PSUs shall immediately vest (with PSUs vesting at the performance level determined by the
Board).
❖The cash severance amount due under the ESP is paid in accordance with the terms of the ESP.
❖In the event of termination due to death or disability, the NEOs are not entitled to any severance or continuation of benefits under their respective employment agreements or the ESP. Pursuant to the terms of the NEOs’ current award agreements, any unvested RSUs and PSUs shall immediately vest, with PSUs deemed earned at target.

Clarivate 2026 Proxy Statement
2025 NEO Changes
On September 8, 2025, Mr. Mourad joined the Company as President of our Intellectual Property segment. Mr. Mourad’s employment agreement provides for initial annual base salary of $600,000 and a target annual cash bonus opportunity equal to 100% of his annual base salary under the AIP, subject to the terms and conditions of the AIP (which was prorated for 2025 based on his service during 2025). Under his employment agreement, Mr. Mourad also received a sign-on RSU equity grant in 2025 with a grant date fair market value of $2.25 million, which will vest ratably over three years on each of the first three anniversaries of the grant date. In the event Mr. Mourad’s employment is terminated for cause, he must pay the Company the cash value of any portion of the sign-on equity grant that has vested as of the termination date, and any unvested portion of the sign-on equity grant as of the termination date will be cancelled. Mr. Mourad’s target annual long-
term equity incentive compensation opportunity for 2026 will be provided in the form of 50% RSUs and 50% PSUs, with a combined grant date value equal to at least $1.6 million. Thereafter, equity awards will be established by the Board in its discretion.
On July 25, 2025, the Company entered into a separation agreement with Gordon Samson, former President, Intellectual
Property. Mr. Samson ceased to be an executive officer on September 7, 2025 and departed the Company on December
31, 2025. Pursuant to the terms of his separation agreement, in exchange for his execution of a release of claims and continued compliance with his restrictive covenant obligations, Mr. Samson received (i) lump-sum cash payments equal to
$1,799,853 (using a GBP:USD exchange rate of 1:1.234), (ii) accelerated vesting of any unvested RSUs that would have vested within 18 months of his termination date, totaling 285,038 shares (which, based on our closing share price on
December 31, 2025, had a value of $952,027), and (iii) if applicable, a tax equalization payment to account for days of work in the United Kingdom.
On January 18, 2025, the Company entered into a separation agreement with Melanie Margolin, Executive Vice President and Chief Administrative and Legal Officer. Ms. Margolin ceased to be an executive officer on February 28, 2025 and departed the Company on March 21, 2025. Pursuant to the terms of her separation agreement, in exchange for her execution of a release of claims and continued compliance with her restrictive covenant obligations, Ms. Margolin received
(i) lump-sum cash payments equal to $1,875,000, (ii) a lump-sum payment of $40,000 representing reimbursement for the average monthly cost of COBRA for 18 months, (iii) a prorated target annual bonus for 2025 in the amount of $136,986,
(iv) reimbursement of legal fees related to the separation agreement up to $15,000, (v) accelerated vesting of any unvested RSUs that would have vested within 18 months of her termination date, totaling 429,791 shares (which, based on our closing share price on March 21, 2025, had a value of $1,757,845), and (vi) if applicable, a tax equalization payment to account for any incremental tax liability that is not offset by a U.S. foreign tax credit for Ms. Margolin’s work in the United Kingdom.
Both of these separation agreements are consistent with the benefits provided under the ESP.

Clarivate 2026 Proxy Statement
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN
CONTROL
The information in the table below provides the estimated value of compensation that would have been paid to each of our
NEOs in the event the NEO was involuntarily terminated by the Company for reason other than cause on December 31,
2025. For information on termination-related benefits provided to Mr. Samson and Ms. Margolin in connection with their separations, please see “2025 NEO Changes” above.

Name	Description of Payment	Involuntary Termination Without Cause (Not Related to Change in Control) ($)	Involuntary Termination Without Cause (Change in Control) ($)	Death or Disability ($)
Matti Shem Tov	PSUs(1)	—	3,368,891	3,368,891
	RSUs(2)	1,931,679	3,054,644	3,054,644
	Severance(3)	2,700,000	3,600,000	—
	Continued Benefits(3)	—	—	—
Total Matti Shem Tov		4,631,679	10,023,535	6,423,535
Jonathan Collins	PSUs(1)	—	1,967,838	1,967,838
	RSUs(2)	1,190,032	1,526,998	1,526,998
	Severance(3)	2,250,000	3,000,000	—
	Continued Benefits(3)	28,013	37,350	—
Total Jonathan Collins		3,468,045	6,532,186	3,494,836
Bar Veinstein	PSUs(1)	—	1,660,484	1,660,484
	RSUs(2)	1,435,188	1,704,759	1,704,759
	Severance(3)	1,800,000	2,400,000	—
	Continued Benefits(3)	—	—	—
Total Bar Veinstein		3,235,188	5,765,243	3,365,243
Henry Levy	PSUs(1)	—	1,660,484	1,660,484
	RSUs(2)	1,132,240	1,401,811	1,401,811
	Severance(3)	1,800,000	2,400,000	—
	Continued Benefits(3)	50,114	66,818	—
Total Henry Levy		2,982,354	5,529,113	3,062,295
Maroun Mourad	PSUs(1)	—	—	—
	RSUs(2)	600,719	1,802,157	1,802,157
	Severance(3)	1,800,000	2,400,000	—
	Continued Benefits(3)	29,066	38,754	—
Total Maroun Mourad		2,429,785	4,240,911	1,802,157
(1)As described in “Executive Employment Agreements,” the vesting of PSUs will accelerate in full in the event of death or disability or upon a termination without cause in the 12 months following a change in control. In the event of an involuntary termination without cause at any other time,
PSUs will be forfeited.
(2)As described in “Executive Employment Agreements,” the vesting of RSUs will accelerate in full in the event of death or disability or upon a termination without cause in the 12 months following a change in control. In the event of an involuntary termination without cause, any unvested
RSUs shall become vested to the extent the RSUs would have otherwise vested had the NEOs’ employment continued over the 18-month period following the NEOs’ termination date.
(3)See “Executive Employment Agreements” for a description of how salary, AIP, and continued benefits are determined for each NEO.

Clarivate 2026 Proxy Statement
CEO PAY RATIO
As required by Section 953(b) of the Dodd-Frank Act, we are providing the following information about the relationship of the annual total compensation of our employees (other than our CEO) and the annual total compensation of our CEO, Mr.
Shem Tov, on December 31, 2025 (the “Measurement Date”).
For 2025, our last completed fiscal year:
❖The annual total compensation of our median employee was $46,275.
❖The annual total compensation of our CEO, as annualized for purposes of the pay ratio and discussed below, was
$8,350,984.
Based on this information for 2025, the ratio of the annual total compensation of our CEO to that of our median employee is approximately 180:1. We believe our CEO pay ratio is a reasonable estimate calculated in a manner consistent with
Item 402(u) of Regulation S-K.
To identify the median employee, as well as to determine the annual total compensation of the median employee, the methodology and the material assumptions and adjustments that we used were as follows:
•As of the Measurement Date, our employee population for purposes of calculating our pay comprised 12,340 employees globally, with approximately 19% of our employee population located in the United States and 81%
located outside the United States.
•We included all full-time and part-time employees worldwide, excluding our CEO, except that, as permitted under the SEC rules, we utilized the de minimis exemption to exclude 299 employees, approximately 2.4% of our employee population, in the following countries:

Azerbaijan (1)	Chile (9)	Colombia (11)	Egypt (1)
Hungary (5)	Malaysia (263)	Philippines (3)	South Africa (4)
Ukraine (1)	Uzbekistan (1)
•To identify the median employee from our employee population, we relied on the base pay plus target bonus of our employees, as reported in our centralized human resource system on the Measurement Date, as these are the primary compensation elements for most of our employees. We did not make any cost-of-living adjustments in identifying the median employee.
•Using this methodology, we determined that the median employee was a full-time worker in the United Kingdom.
•With respect to the annual total compensation of the median employee, we calculated the employee’s compensation for 2025 in accordance with the requirements of Item 402(c) of Regulation S-K, resulting in an annual total compensation of $46,275.
SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.

Clarivate 2026 Proxy Statement
PAY VERSUS PERFORMANCE
The following table sets forth the compensation for each of our Chief Executive Officers (our “PEOs”) during 2025 and the average compensation for our other named executive officers, both as reported in the 2025 Summary Compensation
Table and with certain adjustments to reflect the “compensation actually paid” (“CAP”) to such individuals, as defined under SEC rules, for each of 2025, 2024, 2023, 2022, and 2021. The table also provides information on our cumulative
TSR, the cumulative TSR of our peer group, Net Income, and Adjusted EBITDA (our Company-selected measure) over such years in accordance with SEC rules.

Fiscal Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(5)	Summary Compensation Table Total for Second PEO(1)	Compensation Actually Paid to Second PEO(5)	Summary Compensation Table Total for Third PEO(1)	Compensation Actually Paid to Third PEO(5)	Average Summary Compensation Table Total for Non-PEO NEOs(2)	Average Compensation Actually Paid to Non-PEO NEOs(5)	Value of Initial Fixed $100 Investment Based On:		Net Income/ (Loss)(4) (in millions)	Adjusted EBITDA (in millions)
									Total Shareholder Return	Peer Group Total Shareholder Return(3)
2025	8,350,984	5,761,746	N/A	N/A	N/A	N/A	3,620,536	1,356,654	11.24	134.41	(201.1)	1,001.8
2024	4,844,251	3,866,509	21,865,641	1,623,752	N/A	N/A	4,596,255	1,535,438	17.10	159.23	(668.0)	1,060.4
2023	N/A	N/A	12,478,373	10,579,394	N/A	N/A	5,681,364	5,657,407	31.17	145.19	(986.6)	1,117.2
2022	N/A	N/A	8,375,608	5,440,653	4,538,176	(2,164,082)	2,644,643	(226,698)	28.07	112.84	(4,035.6)	1,112.7
2021	N/A	N/A	N/A	N/A	5,319,950	2,813,040	4,404,432	3,903,063	79.17	142.95	(312.0)	800.4
(1)The PEO is Matti Shem Tov, the second PEO is Jonathan Gear, and the third PEO is Jerre Stead. Mr. Stead was Chairman Emeritus of the Board
from October 21, 2022 to May 7, 2025, and received no compensation for this position.
(2)The 2025 non-PEO NEOs are Jonathan Collins, Bar Veinstein, Henry Levy, Maroun Mourad, Gordon Samson, and Melanie Margolin. The 2024 and
2023 non-PEO NEOs are Jonathan Collins, Bar Veinstein, Henry Levy, and Gordon Samson. The 2022 non-PEO NEOs are Jonathan Collins,
Steen Lomholt-Thomsen, Gordon Samson, and Stefano Maestri. The 2021 non-PEO NEOs are Jonathan Collins, Steen Lomholt-Thomsen, Gordon
Samson, Mukhtar Ahmed, Richard Hanks, and Jeff Roy.
(3)Our TSR peer group is the peer group used for purposes of the “stock performance graph” in Clarivate’s Annual Report on Form 10-K and consists of the following companies: FactSet Research Systems Inc.; Gartner Inc.; Moody’s Corporation; MSCI Inc.; S&P Global Inc.; and Verisk Analytics,
Inc.
(4)Our 2025, 2024, 2023 and 2022 net income (loss) attributable to ordinary shares, as reported under U.S. GAAP, includes goodwill and intangible asset impairments of $15.0 million, $540.7 million, $979.9 million and $4,449.1 million, respectively.
(5)The following tables show what adjustments were made to the summary compensation table total to calculate CAP for 2025. We paid no dividends during 2025, and thus no adjustments were made on account of dividend payments. CAP does not reflect the actual amount of compensation earned by or paid to the PEOs and our other NEOs during the applicable year. For information regarding the decisions made by our HRCC in regard to the PEOs’ and our other NEOs’ compensation for 2025, see “Compensation Discussion and Analysis,” above.

Fiscal Year	Summary Compensation Table Total for First PEO	Exclusion of Stock Awards & Option Awards	Year-End Fair Value of Unvested Equity Granted During the Current Year (a)	Change in Fair Value of Prior Awards That Vested During the Current Year (b)	Change in Fair Value of Prior Awards That Remained Unvested at End of Current Year (c)	Fair Value at Vest of Awards Granted and Vested During the Current Year (d)	Prior Year-End Fair Value of Prior Awards That Forfeited During the Current Year (e)	Inclusion of Equity Values (a) + (b) + (c) + (d) - (e)	Compensation Actually Paid to First PEO
2025	8,350,984	(6,399,514)	4,910,410	(143,279)	(956,855)	—	—	3,810,276	5,761,746

Fiscal Year	Summary Compensation Table Total for Non-PEO NEOs	Exclusion of Stock Awards & Option Awards	Year-End Fair Value of Unvested Equity Granted During the Current Year (a)	Change in Fair Value of Prior Awards That Vested During the Current Year (b)	Change in Fair Value of Prior Awards That Remained Unvested at End of Current Year (c)	Fair Value at Vest of Awards Granted and Vested During the Current Year (d)	Prior Year-End Fair Value of Prior Awards That Forfeited During the Current Year (e)	Inclusion of Equity Values (a) + (b) + (c) + (d) - (e)	Compensation Actually Paid to Non-PEO NEOs
2025	3,620,536	(2,394,170)	1,186,959	(335,417)	(441,022)	90,664	370,896	130,288	1,356,654
The following graphs represent the relationship between CAP for the PEOs and average CAP of the non-PEO NEOs and
Company performance in cumulative TSR, Net Income, and Adjusted EBITDA (our Company-selected measure); and
between the Company’s cumulative TSR and the peer group cumulative TSR.

Clarivate 2026 Proxy Statement

Clarivate 2026 Proxy Statement

Company TSR Versus Peer Group TSR
180
160
140
120
100
80
60
40
20
-
Value of $100 Investment From 12/31/2020
12/31/2020
12/31/2021
12/31/2022
12/31/2023
12/31/2024
12/31/2025
100
143
113
145
159
134
79
28
31
17
11
Company TSR
Peer Group TSR

The following is an unranked list of the performance measures we have determined as our most important performance measures used to link CAP to our NEOs to Company performance in the most recently completed fiscal year:
❖Recurring organic revenue growth
❖Revenue
❖Free cash flow
❖Adjusted EBITDA
❖Adjusted diluted EPS
❖Relative TSR

Clarivate 2026 Proxy Statement
PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTANTS
The Audit Committee of the Board has selected PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accountants to audit our books, records, and accounts and those of our subsidiaries for the fiscal year
2026. The Board has endorsed this appointment.
Ratification of the selection of PwC by shareholders is not required by law and is being sought on a non-binding and advisory basis. However, as a matter of good corporate practice, such selection is being submitted to the shareholders for ratification at the Annual Meeting. If the shareholders do not ratify the selection, the Board and the Audit Committee will reconsider whether to retain PwC, but may, in their discretion, retain PwC. Even if the selection is ratified, the Audit
Committee, in its discretion, may change the appointment at any time during the year if it determines that such change would be in the best interests of Clarivate and its shareholders.
PwC has audited the Company’s consolidated financial statements and those of our predecessor since 2016.
Representatives of PwC will be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate shareholder questions.
Audit, Audit-Related, and Tax Fees
In connection with the audit of the Company’s financial statements for the fiscal year ended December 31, 2025, we entered into an engagement letter with PwC that sets forth the terms by which PwC performed audit services for us.
Aggregate fees for professional services rendered for us by PwC for the fiscal years ended December 31, 2025 and 2024, respectively, were as follows:

(In thousands)	2025	2024
Audit Fees	$8,366	$8,514
Audit-Related Fees	142	64
Tax Fees	—	—
All Other Fees	2	2
Total	$8,510	$8,580
Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our consolidated financial statements, the statutory audit of our subsidiaries, the review of our interim consolidated financial statements, and other services that are normally provided by PwC in connection with statutory and regulatory filings or engagements and attestation services, except those not required by statute or regulation.
Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” These services may include employee benefit plan audits, due diligence services related to acquisitions and divestitures, auditing work in proposed transactions, attestation services that are not required by regulation or statute, and consultations regarding financial accounting or reporting standards. For 2025, all audit-related fees were for services associated with attestation services not required by regulation or statute.
Tax Fees. Tax fees consist of tax compliance consultants, preparation of tax reports, and other tax services.
All Other Fees. All other fees for 2025 and 2024 consisted of license fees for utilization of technical databases.
Audit Committee Pre-Approval Policies and Procedures
The Audit Committee has implemented pre-approval policies and procedures related to the provision of audit and non-
audit services by PwC. Under these procedures, the Audit Committee pre-approves both the type of services to be provided by PwC and the estimated fees related to these services.
During the approval process, the Audit Committee considers the impact of the types of services and the related fees on the independence of the registered public accountants. The services and fees must be deemed compatible with the maintenance of such accountants’ independence, including compliance with rules and regulations of the SEC, the Public
Company Accounting Oversight Board, and the NYSE.

Clarivate 2026 Proxy Statement
The Audit Committee has delegated authority to pre-approve services performed by PwC to the chair of the Audit
Committee for services of up to $1,000,000, with any approvals pursuant to such delegated authority regularly reported to the Audit Committee. The Audit Committee has not delegated any of its responsibilities to pre-approve services performed by PwC to management. Throughout the year, the Audit Committee will review any revisions to the estimates of audit and non-audit fees initially approved.
The text of the resolution with respect to Proposal 3 (which is proposed as an ordinary resolution) is as follows:
“RESOLVED, that the shareholders of the Company hereby reappoint PricewaterhouseCoopers LLP as the Company’s auditors, ratify their appointment as the Company’s independent registered public accountants for the fiscal year 2026 on a non-binding and advisory basis, and authorize the Board of Directors, acting through its Audit Committee, to determine the fees to be paid to the auditors.”
Vote Required and Recommendation
The appointment of PwC is ratified if approved by a simple majority of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy. Unless marked to the contrary, proxies received will be voted “FOR” this
Proposal 3 regarding the ratification of PwC as our independent registered public accountants. In the event the appointment of PwC is not ratified, the Audit Committee will review its future selection of our independent registered public accountants.
With respect to Proposal 3, you may instruct to vote “FOR” or “AGAINST,” or “ABSTAIN” from voting on, such proposal. If you “ABSTAIN” from voting, your vote is not considered a vote cast and will have no effect for such proposal. If you do not provide your broker or other nominee with instructions on how to vote your shares with respect to Proposal 3, your broker or nominee will be entitled to cast discretionary votes on Proposal 3 as such proposal is a “routine” matter.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE REAPPOINTMENT OF
PRICEWATERHOUSECOOPERS LLP AS OUR AUDITORS, RATIFY THEIR APPOINTMENT AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR 2026 ON A NON-
BINDING AND ADVISORY BASIS, AND AUTHORIZE THE BOARD, ACTING THROUGH ITS AUDIT
COMMITTEE, TO DETERMINE THE FEES TO BE PAID TO THE AUDITORS.

Clarivate 2026 Proxy Statement
REPORT OF THE AUDIT COMMITTEE
The following report of the Audit Committee does not constitute “soliciting material” and shall not be deemed filed or incorporated by reference into any other filing by Clarivate under the Securities Act or the Exchange Act.
The Audit Committee provides assistance to the Board in fulfilling its legal and fiduciary obligations in matters involving the
Company’s accounting, auditing, financial reporting, internal control, and legal compliance functions. It does so by approving the services performed by PricewaterhouseCoopers LLP (“PwC”), the Company’s independent registered public accountants, and reviewing their reports regarding the Company’s accounting practices and systems of internal controls. The Audit Committee also oversees the performance of the Company’s internal audit function.
The Committee’s responsibilities are stated in a written charter adopted by the Board.
The Company’s management is responsible for preparing the Company’s financial statements, and PwC is responsible for auditing those financial statements. The Audit Committee is responsible for overseeing the conduct of these activities by the Company’s management and PwC.
To fulfill its responsibility, the Audit Committee has met regularly and held discussions with management, with the
Company’s internal auditors, and with PwC. It has discussed with PwC the applicable requirements of the Public
Company Accounting Oversight Board and the SEC. Management represented to the Audit Committee that the
Company’s consolidated financial statements for fiscal year 2025 were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and PwC.
The Audit Committee has also discussed and confirmed with PwC its independence from the Company and has received from PwC all written disclosures and correspondence required by the Public Company Accounting Oversight Board. In
addition, the Audit Committee has evaluated the non-audit services provided by PwC to the Company and has concluded that these do not impair PwC’s independence.
The Audit Committee has discussed with internal accountants, internal auditors, and PwC, with and without management present, its evaluations of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting.
Based on the reviews and discussions described above, the Audit Committee approved the audited consolidated financial statements for fiscal year 2025 and recommended to the Board their inclusion in the Annual Report.
Respectfully submitted by the Audit Committee of the Board:
Kenneth Cornick, Chair
Jane Okun Bomba
Anthony Munk

Clarivate 2026 Proxy Statement
BENEFICIAL OWNERSHIP
The following tables set forth certain information as of March 16, 2026, unless otherwise noted, about Clarivate ordinary shares beneficially owned by (i) each of our current directors and our NEOs, as well as all our current directors and executive officers as a group and (ii) each person who is known by us to beneficially own more than five percent of the
Company’s ordinary shares.
The percentage of ordinary shares beneficially owned is based on 642,179,542 ordinary shares issued and outstanding as of March 16, 2026, the Record Date. We have only one class of shares issued and outstanding, that being ordinary shares, and all holders of our ordinary shares have the same voting rights.
In accordance with SEC rules, “beneficial ownership” includes voting or investment power with respect to securities. For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the
Exchange Act under which, in general, a person is deemed to be the beneficial owner of a security if he or she has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he or she has the right to acquire beneficial ownership of the security within 60 days of March 16, 2026. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table each have sole voting and investment power with respect to all ordinary shares beneficially owned by them. We do not know of any arrangements that would result in a change in our control.
Beneficial Ownership of Directors and Executive Officers

	Clarivate Plc Ordinary Shares
Name of Beneficial Owner(1)	Shares Beneficially Owned	% of Shares Beneficially Owned
Andrew Snyder(2)	26,026,464	4.05%
Jane Okun Bomba(3)	279,272	*
Kenneth Cornick(4)	1,136,674	*
Usama N. Cortas(5)	116,666,507	18.17%
Suzanne Heywood(6)	51,405	*
Adam T. Levyn	—	—
Anthony Munk	—	—
Wendell Pritchett(7)	101,811	*
Saurabh Saha(8)	116,515	*
Matti Shem Tov(9)	854,509	*
Jonathan Collins(10)	357,316	*
Henry Levy(11)	251,556	*
Maroun Mourad(12)	105,000	*
Bar Veinstein(13)	677,023	*
Gordon Samson(14)	1,007,951	*
Melanie Margolin(15)	304,166	*
All current directors and executive officers as a group (15 individuals)(16)	146,994,685	22.88%
* Less than one percent
(1)Unless otherwise stated below, the address of each beneficial owner listed in the table is c/o Clarivate Plc, 70 St. Mary Axe, London EC3A 8BE,
United Kingdom.
(2)Includes (i) 152,843 ordinary shares directly held by Mr. Snyder; (ii) 39,473 ordinary shares issuable upon settlement of RSUs held by Mr. Snyder that will vest within 60 days of March 16, 2026; (iii) 8,821,984 ordinary shares held by Cambridge Information Group Inc. (“CIG”); (iv) 2,247,510
ordinary shares held by Cambridge Information Group I LLC; (v) 10,489,466 ordinary shares held by Cambridge Information Group II LLC; (vi)
4,033,271 ordinary shares held by Cambridge Information Group III LLC; (vii) 3,417 ordinary shares held by CSA GP Corporation; and (viii) 238,500 ordinary shares held by The Snyder 2011 Family Trust. Mr. Snyder is the Chief Executive Officer of, and a shareholder in, CIG, which acts as a manager of Cambridge Information Group I LLC, Cambridge Information Group II LLC, and Cambridge Information Group III LLC (collectively with
CIG and CSA GP Corporation, the “CIG Entities”). CSA GP Corporation is a wholly owned subsidiary of CIG. Mr. Snyder serves as trustee and is one of the beneficiaries of The Snyder 2011 Family Trust. Mr. Snyder disclaims beneficial ownership of the reported securities held by the CIG
Entities and The Snyder 2011 Family Trust except to the extent of his pecuniary interest therein.
(3)Includes (i) 190,049 ordinary shares directly held by Ms. Okun Bomba; (ii) 39,473 ordinary shares issuable upon settlement of RSUs held by Ms.
Okun Bomba that will vest within 60 days of March 16, 2026; and (iii) 49,750 ordinary shares held by Jane Okun Bomba Trust U/A DTD 12/20/2018.

Clarivate 2026 Proxy Statement
(4)Includes (i) 6,720 ordinary shares directly held by Mr. Cornick; (ii) 29,954 ordinary shares issuable upon settlement of RSUs held by Mr. Cornick that will vest within 60 days of March 16, 2026; and (iii) 1,100,000 ordinary shares held by Cornick Family Investor, LLC. Cornick Family Investor,
LLC is controlled by Mr. Cornick and his spouse, its managers, who have dispositive control and voting control over the shares held by Cornick
Family Investor, LLC.
(5)Mr. Cortas may be deemed to be the indirect beneficial owner of 116,666,507 ordinary shares held by Leonard Green & Partners, L.P. See Footnote
1 of the table below “Beneficial Ownership of More Than 5% Beneficial Owners.” Mr. Cortas disclaims beneficial ownership of the shares reported herein except to the extent of his pecuniary interest therein and the information reported in this table shall not be deemed an admission that he is the beneficial owner of such securities for purposes of Section 16 or for any other purpose.
(6)Includes (i) 11,932 ordinary shares directly held by Ms. Heywood and (ii) 39,473 ordinary shares issuable upon settlement of RSUs held by Ms.
Heywood that will vest within 60 days of March 16, 2026.
(7)Includes (i) 62,338 ordinary shares directly held by Mr. Pritchett and (ii) 39,473 ordinary shares issuable upon settlement of RSUs held by Mr.
Pritchett that will vest within 60 days of March 16, 2026.
(8)Includes (i) 77,042 ordinary shares directly held by Mr. Saha and (ii) 39,473 ordinary shares issuable upon settlement of RSUs held by Mr. Saha that will vest within 60 days of March 16, 2026.
(9)Includes (i) 533,906 ordinary shares directly held by Mr. Shem Tov and (ii) 320,603 ordinary shares held for the benefit of Mr. Shem Tov by IBI Trust
Management.
(10)Includes 357,316 ordinary shares directly held by Mr. Collins.
(11)Includes (i) 206,204 ordinary shares directly held by Mr. Levy and (ii) 45,352 ordinary shares issuable upon settlement of RSUs held by Mr. Levy that will vest within 60 days of March 16, 2026.
(12)Includes 105,000 ordinary shares held by Mr. Mourad’s spouse.
(13)Includes (i) 540,968 ordinary shares directly held by Mr. Veinstein and (ii) 136,055 ordinary shares issuable upon settlement of RSUs held by Mr.
Veinstein that will vest within 60 days of March 16, 2026.
(14)Includes 1,007,951 ordinary shares directly held by Mr. Samson as of December 31, 2025.
(15)Includes 304,166 ordinary shares directly held by Ms. Margolin as of December 31, 2025.
(16)Includes (i) 2,509,951 ordinary shares directly held; (ii) 144,076,008 ordinary shares indirectly held; and (iii) 408,726 ordinary shares issuable upon the settlement of RSUs that will vest within 60 days of March 16, 2026.
Beneficial Ownership of More Than 5% Beneficial Owners

	Clarivate Plc Ordinary Shares
Name and Address of Beneficial Owner	Shares Beneficially Owned	% of Shares Beneficially Owned
Leonard Green & Partners, L.P.(1)	116,666,507	18.17%
Clarkston Capital Partners, LLC(2)	72,209,043	11.24%
Exor N.V.(3)	67,294,884	10.48%
Onex Corp.(4)	42,855,384	6.67%
Castik Capital S.a r.l.(5)	38,089,963	5.93%
(1)The information in the table above is based solely on information contained in this shareholder’s Schedule 13D/A under the Exchange Act filed by such shareholder with the SEC. GEI VII Capri Holdings, LLC (“Capri Holdings”) is the record and direct holder of 116,666,507 ordinary shares held by Capri Holdings on behalf of the following investors: (i) Green Equity Investors VII, L.P. (“GEI VII”) is the indirect owner of 33,763,998 ordinary shares, (ii) Green Equity Investors Side VII, L.P. (“GEI Side VII”) is the indirect owner of 47,264,079 ordinary shares, (iii) GEI VII Capri AIV, L.P.
(“AIV”) is the indirect owner of 6,234,835 ordinary shares, (iv) Capri Coinvest LP (“Coinvest”) is the indirect owner of 28,094,163 ordinary shares, (v)
LGP Associates VII-A LLC (“Associates VII-A”) is the indirect owner of 121,171 ordinary shares, and (vi) LGP Associates VII-B LLC (“Associates VII-
B”) is the indirect owner of 1,188,261 ordinary shares. The principal business of each of Capri Holdings, GEI VII, GEI Side VII, AIV, Coinvest,
Associates VII-A, and Associates VII-B is to pursue investments. Each of GEI VII, GEI Side VII, AIV, Coinvest, Associates VII-A, Associates VII-B,
GEI Capri VII, LLC (“Capri VII”), and Leonard Green & Partners, L.P. (“LGP”) are members of Capri Holdings. The principal business of Capri VII is to act as a member of Capri Holdings. GEI Capital VII, LLC (“Capital”) is the general partner of GEI VII and GEI Side VII. Capital’s principal business is to act as the general partner of GEI VII and GEI Side VII. LGP is an affiliate of Capital and Capri VII. LGP’s principal business is to act as the management company of GEI VII, GEI Side VII, and other affiliated funds. LGP Management, Inc. (“LGPM”) is the general partner of LGP.
LGPM’s principal business is to act as the general partner of LGP. Peridot Coinvest Manager LLC (“Peridot”) is an affiliate of LGP and Capital, whose principal business is to act as the general partner of Coinvest, the manager of Capri Holdings, and the management company of Associates
VII-A, Associates VII-B, and other similar entities. Due to their relationships with GEI VII, GEI Side VII, AIV, Coinvest, Associates VII-A, and
Associates VII-B, each of Capri Holdings, Capri VII, Capital, LGP, LGPM, and Peridot may be deemed to have shared voting and investment power with respect to the ordinary shares beneficially owned by GEI VII, GEI Side VII, AIV, Coinvest, Associates VII-A, and Associates VII-B. As such,
Capri Holdings, Capri VII, Capital, LGP, LGPM, and Peridot may be deemed to have shared beneficial ownership over such ordinary shares. Each of Capri Holdings, Capri VII, Capital, LGP, LGPM, and Peridot, however, disclaims beneficial ownership of such ordinary shares. The address of
GEI VII Capri Holdings, LLC. is 11111 Santa Monica Boulevard, Suite 2000, Los Angeles, CA 90025.

Clarivate 2026 Proxy Statement
(2)The information in the table above is based solely on information contained in this shareholder’s Schedule 13G/A under the Exchange Act filed by such shareholder with the SEC. Clarkston Capital Partners, LLC (“CCP”) is an investment adviser and the record holder of 72,209,043 ordinary shares, having shared voting power over 36,114,483 of those shares and shared dispositive power over 39,358,818 shares. Collectively, the securities reported in the Schedule 13G/A are held in the accounts of CCP’s discretionary clients or in an account over which a control person of
CCP has beneficial ownership. The sole members of CCP are Clarkston Companies, Inc. and Modell Capital LLC. The sole owners of Clarkston
Companies, Inc. are Jeffrey A. Hakala and Gerald W. Hakala. The sole member of Modell Capital LLC is the Jeremy J. Modell Revocable Living
Trust. The address of Clarkston Capital Partners, LLC is 91 West Long Lake Road, Bloomfield Hills, 303 E. Third St., Suite 110, Rochester, MI
48307.
(3)The information in the table above is based solely on information contained in this shareholder’s Schedule 13D/A under the Exchange Act filed with the SEC. Giovanni Agnelli B.V., Exor N.V., and Exor Nederland N.V. each have sole voting power and sole dispositive power over 67,294,884 ordinary shares. Exor Nederland N.V. is a wholly owned subsidiary of Exor N.V., which in turn is controlled by Giovanni Agnelli B.V. The principal business address for each of Giovanni Agnelli B.V, Exor N.V. and Exor Nederland N.V. is Gustav Mahlerplein 25A, 1082 MS Amsterdam, The
Netherlands.
(4)The information in the table above is based solely on information contained in this shareholder’s Schedule 13G/A under the Exchange Act filed by such shareholder with the SEC. Onex Partners IV LP is the record holder of 15,874,408 ordinary shares; Onex Partners IV PV LP is the record holder of 784,783 ordinary shares; Onex Partners IV Select LP is the record holder of 109,890 ordinary shares; Onex Partners IV GP LP is the record holder of 453,991 ordinary shares; Onex Camelot Co-Invest LP is the record holder of 9,289,010 ordinary shares; Onex US Principals LP is the record holder of 584,939 ordinary shares; and Onex Partners Holdings LLC is the record holder of 14,820,116 ordinary shares. Gerald W.
Schwartz beneficially owns all of the shares held by Onex Corporation and directly controls New PCo GP Inc. Mr. Schwartz may be deemed to share beneficial ownership of the shares beneficially owned by Onex Corporation and New PCo GP Inc. Onex Corporation may be deemed to beneficially own the ordinary shares held by each of Onex Partners IV LP, Onex Partners IV PV LP, Onex Camelot Co-Invest LP, Onex Partners IV
GP LP, and Onex Partners IV Select LP, through Onex Corporation’s ownership of all of the common stock of Onex Partners Canadian GP Inc., which owns all of the equity of (i) Onex Partners IV GP Limited, which is the general partner of Onex Partners IV GP LP, which is the general partner of each of Onex Partners IV LP, Onex Partners IV PV LP, and Onex Camelot Co-Invest LP and (ii) Onex Partners IV GP LLC, which is the general partner of Onex Partners IV Select LP. In addition, Onex Corporation may be deemed to beneficially own the ordinary shares held by (a)
Onex US Principals LP, through Onex Corporation’s ownership of all of the equity of Onex Private Equity Holdings LLC, which owns all of the equity of Onex American Holdings GP LLC, the general partner of Onex US Principals LP and (b) Onex Partners Holdings LLC, through Onex
Corporation’s ownership of all of the equity of Onex Private Equity Holdings LLC, which owns all of the equity of Onex American Holdings Subco
LLC, which is the majority owner of Onex Partners Holdings LLC. New PCo A LP is the record holder of 938,247 ordinary shares. New PCo GP Inc., the general partner of New PCo A LP, is an independent entity that is controlled by Mr. Schwartz and as such may be deemed to beneficially own all of the ordinary shares beneficially owned by New PCo GP Inc. Mr. Schwartz, the Chairman, President, and Chief Executive Officer of Onex
Corporation, owns shares representing a majority of the voting rights of the shares of Onex Corporation and as such may be deemed to beneficially own all of the ordinary shares beneficially owned by Onex Corporation. Mr. Schwartz disclaims any such beneficial ownership. Mr. Schwartz has indirect voting and investment control of Onex Corporation. The business address of each of Onex US Principals LP, Onex American Holdings GP
LLC, Onex Partners IV GP LP, Onex Partners IV GP LLC, Onex Private Equity Holdings LLC, Onex American Holdings Subco LLC, and Onex
Partners Holdings LLC is 165 W Center Street, Suite 401, Marion, Ohio 43302. The business address of each of Onex Partners IV LP, Onex
Partners IV PV LP, Onex Camelot Co-Invest LP, and Onex Partners IV Select LP is 712 Fifth Avenue, 40th Floor, New York, NY 10019. The
business address of each of the other holders is 161 Bay Street, Toronto, A6, M5J2S1.
(5)The information in the table above is based solely on information contained in this shareholder’s Schedule 13D/A under the Exchange Act filed by such shareholder with the SEC. Selige Co-Investor Pooling Limited, Selige Co-Investor Pooling S.C.Sp, and Castik Capital S.a r.l., have shared voting power and shared dispositive power over 38,089,963 ordinary shares. Selige Co-Investor Pooling Limited has its registered office at 22
Grenville Street, St. Helier, Jersey JE4 8PX, Channel Islands. Selige Co-Investor Pooling S.C.Sp has its registered office at 1 Route d’Esch, L-1470
Luxembourg. Castik Capital has its registered address at 1 Route d’Esch, L-1470 Luxembourg.

Clarivate 2026 Proxy Statement
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Review and Approval of Related Person Transactions
We follow processes and policies, including our written policy on related person transactions, that are designed to detect and, if appropriate, approve and disclose any transaction that would constitute a “related person transaction” under SEC rules. Such transactions would include material transactions and transactions involving an amount exceeding $120,000 in which any Clarivate directors, nominees for director, executive officers, greater than five percent shareholders or any of their respective immediate family members or affiliates, or the employers of any of them, has a direct or indirect material interest.
The Board has delegated the responsibility for reviewing related person transactions to the Audit Committee. To support this process, each year we solicit internal disclosure of any transactions between Clarivate and its directors and officers, their immediate family members, and their affiliated entities and employers, including the nature of each transaction and the amount involved.
The Audit Committee annually reviews and evaluates such information for each director as part of its assessment of each director’s independence.
In addition, all directors, officers, and employees of Clarivate are governed by the Clarivate Code of Conduct, which requires individuals to act in the best interest of Clarivate and avoid or seek approval for conflicts of interest. Individuals are responsible for identifying conflicts of interest as soon as they arise and contacting our compliance team prior to engaging in the conduct if they are unsure whether such relationship or transaction poses a conflict.
If the Audit Committee were presented with a proposed related person transaction, it would evaluate the relevant facts and circumstances to determine whether to approve it. Factors include the terms of the transaction relative to the terms that could be obtained in arm’s-length dealings with an unrelated person, the extent of the related person’s interest in the transaction, the conflicts of interest (if any), and the provisions of the Clarivate Code of Conduct and whether the transaction meets any of the criteria for pre-approval.
Transactions Involving Related Persons
Assumed Finance Lease
On December 1, 2021, Clarivate completed the acquisition of ProQuest from CIG and certain other equity holders. As part of the acquisition, Clarivate assumed a finance lease in which CIG is the lessor. Mr. Snyder serves as Chief Executive
Officer of CIG. For the year ended December 31, 2025, Clarivate recognized interest expense of $2.0 million and amortization expense for the finance lease right-of-use (“ROU”) asset of $0.5 million. The finance lease ROU asset of $8.0 million is shown on Clarivate’s financial statements, and the corresponding lease liability of $28.1 million is treated as indebtedness.
Sublease
CIG is a subtenant for certain office space leased by Clarivate through June 2, 2026, with annual renewals through March
31, 2029 unless not renewed by either party. CIG pays Clarivate a monthly subtenancy fee of $22,000.
Customer and Vendor Arrangements
Mr. Snyder is affiliated with a Clarivate customer and vendor. During the year ended December 31, 2025, the Company recognized revenues of $0.5 million and incurred expenses of $4.9 million related to such customer and vendor arrangement.
Exor is affiliated with a Clarivate customer and with a Clarivate vendor. In the aggregate, during the year ended December
31, 2025, the Company recognized revenues of $3.0 million and incurred expenses of $3.8 million related to such customer and vendor arrangements.
Reimbursement of Tax Adviser Fees
In connection with an IRS examination of ProQuest’s tax returns, CIG engaged its tax adviser to provide the Company with certain historical tax information relating to ProQuest that the Company requires to effectively manage the tax examination. The Company agreed to pay for the expenses of CIG’s tax adviser related to the provision of such information, paid directly to the tax adviser. The Company currently expects the expense reimbursement to CIG’s tax adviser to be up to $0.4 million.

Clarivate 2026 Proxy Statement
Investment Agreement with Exor N.V.
On March 4, 2024, Clarivate entered into an Investment Agreement with Exor in connection with Exor’s investment in the
Company. Pursuant to the Investment Agreement, the Company agreed to include Ms. Heywood in the Board’s slate of nominees for election as director at the 2024 annual meeting of shareholders. In addition, Exor is subject to certain customary standstill restrictions.
Registration Rights Agreement
On December 1, 2021, Clarivate entered into an amendment to its existing Registration Rights Agreement with various shareholders under which such shareholders are entitled, in certain circumstances, to cause Clarivate to register their ordinary shares for resale under the Securities Act.
Investor Rights Agreement
On October 1, 2020, Clarivate entered into an Investor Rights Agreement with various shareholders, including, among others, affiliates of LGP, pursuant to which LGP was given the right to nominate two members to the Board for so long as
LGP maintains ownership of at least 10% of Clarivate and one member of the Board for so long as LGP maintains ownership of at least 5% of Clarivate.

Clarivate 2026 Proxy Statement
SECTION 16(A) COMPLIANCE
Section 16(a) of the Exchange Act requires directors, officers, and greater than 10 percent beneficial owners of our ordinary shares to file reports concerning their ownership of, and transactions in, such ordinary shares.
Based solely on our review of these reports filed by the Company’s officers, directors, and shareholders, and written representations from our executive officers and directors that they filed such reports, we believe that our officers, directors, and shareholders complied with all filing requirements under Section 16(a) of the Exchange Act on a timely basis during fiscal year 2025 and fiscal year 2026 up to the date of this Proxy Statement, except as follows:
❖On February 18, 2026, Michael Easton was settled certain performance share unit awards representing
4,266 ordinary shares upon the achievement and certification of the performance condition relating to the performance share unit awards granted in 2023 and which remained subject to time-based vesting terms. Mr. Easton should have filed a Form 4 on or before February 20, 2026. Due to administrative oversight by the Company which was assisting Mr. Easton with his filings, Mr. Easton reported this transaction on a Form 4 filed with the SEC on March
3, 2026; and
❖On February 18, 2026, William Graff was settled certain performance share unit awards representing 4,266 ordinary shares upon the achievement and certification of the performance condition relating to the performance share unit awards granted in 2023 and which remained subject to time-based vesting terms. Mr. Graff should have filed a Form 4 on or before February 20, 2026. Due to administrative oversight by the Company which was assisting Mr. Graff with his filings, Mr. Graff reported this transaction on a Form 4 filed with the SEC on March 3, 2026.
SHAREHOLDER PROPOSALS FOR THE 2027 ANNUAL
GENERAL MEETING
Shareholder Proposals Eligible for Inclusion in the Company’s Proxy Statement
A shareholder wishing to present a proposal to be included in our proxy statement for the 2027 Annual General Meeting of
Shareholders must comply with these instructions and the proxy proposal submission rules of the SEC pursuant to Rule
14a-8. One important requirement is that the proposal be received by the General Counsel of Clarivate no later than
December 2, 2026. Proposals we receive after that date will not be included in the proxy statement for the 2027 Annual
General Meeting of Shareholders.
We urge shareholders to submit proposals by registered or certified mail, return receipt requested, to: General Counsel,
c/o Legal Department, Clarivate Plc, 70 St. Mary Axe, London EC3A 8BE, United Kingdom.
You may obtain a copy of the current rules for submitting shareholder proposals through the SEC’s website at
www.sec.gov or from the SEC at: Securities and Exchange Commission, Division of Corporation Finance, 100 F
Street, NE, Washington, DC 20549.
Shareholder Proposals Not Eligible for Inclusion in the Company’s Proxy
Statement
A shareholder proposal not included in our proxy statement for the 2027 Annual General Meeting of Shareholders will be ineligible for presentation at the 2027 Annual General Meeting of Shareholders unless the shareholder gives timely notice of the proposal in writing to the General Counsel at the principal executive offices of Clarivate and complies with the requirements of the Articles, which are summarized below.
A proposal may be properly brought before an annual general meeting by any shareholder of the Company who is a shareholder of record on both the date of the giving of the notice by such shareholder provided for in the Articles and the record date for the determination of shareholders entitled to vote at such annual general meeting, and who complies with the notice and other procedures set forth in the Articles, which are summarized below. Please see the Articles for the full procedures.
Shareholder Proposals Other Than Director Nominations
The Articles set forth requirements for shareholders wishing to propose business other than the nomination of directors at an annual general meeting. An eligible shareholder who follows these procedures is not entitled to have their proposal

Clarivate 2026 Proxy Statement
included in the Company’s proxy statement and therefore would be required to solicit their own proxies in accordance with any applicable laws and rules.
To be timely, such shareholder’s notice must be delivered to the General Counsel at the principal executive offices of the
Company no earlier than January 14, 2027, and no later than February 13, 2027, unless the 2027 Annual General
Meeting of Shareholders occurs on a date more than 30 days earlier or later than the 2026 Annual General Meeting of
Shareholders. In that case, the Board will determine a date that is a reasonable period prior to the 2027 Annual General
Meeting of Shareholders by which the shareholder’s notice must be delivered and publicize that date in a filing with the
SEC or via press release at least 14 days prior to the date set by the Board.
To be in proper written form, in summary, a shareholder’s notice to the Company must set forth as to such matter such shareholder proposes to bring before the annual general meeting, among other things:
❖a reasonably brief description of the business desired to be brought before the annual general meeting, including the text of the proposal or business, and the reasons for conducting such business at the annual general meeting;
❖the name and address, as they appear on the Company’s Register of shareholders, of the shareholder proposing such business and any Associated Person (as defined below);
❖the class or series and number of shares of the Company that are held of record or are beneficially owned by such shareholder or any Associated Person and any derivative positions held or beneficially held by the shareholder or any
Associated Person;
❖whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such shareholder or any Associated Person with respect to any securities of the Company, and a description of any other agreement, arrangement, or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such shareholder or any Associated Person with respect to any securities of the Company;
❖any material interest of the shareholder or an Associated Person in such business, including a reasonably detailed description of all agreements, arrangements, and understandings between or among any of such shareholders or between or among any proposing shareholders and any other person or entity (including their names) in connection with the proposal of such business by such shareholder; and
❖a statement as to whether such shareholder or any Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of the Company’s voting shares required under applicable law and the rules of the Designated Stock Exchange to carry the proposal.
An Associated Person of any shareholder includes:
❖any affiliate (as defined in the Articles) of, or person acting in concert with, such shareholder;
❖any beneficial owner of shares of the Company owned of record or beneficially by such shareholder and on whose behalf the proposal or nomination, as the case may be, is being made; and
❖any person controlling, controlled by, or under common control with a person referred to in the preceding two bullets.
Shareholder’s Nomination of a Director
The Articles also set forth requirements for shareholders wishing to nominate directors. An eligible shareholder who follows these procedures is not entitled to have their nomination included in the Company’s proxy statement and therefore would be required to solicit their own proxies in accordance with any applicable laws and rules.
In summary, for a nomination for election of a director to be made by a shareholder of the Company (other than directors to be nominated by any series of preferred shares, voting separately as a class), or nominations made pursuant to a contract with the Company, such shareholder must, among other things:
❖be a shareholder of record on both the date of the giving of the notice by such shareholder provided for in the Articles and the record date for the determination of shareholders entitled to vote at such annual general meeting;
❖on each such date beneficially own more than 15% of the issued ordinary shares; and
❖have given timely notice thereof in proper written form to the Secretary of the Company.

Clarivate 2026 Proxy Statement
If a shareholder is entitled to vote only for a specific category of Directors at a meeting of the shareholders, such shareholder’s right to nominate one or more persons for election as a Director at the meeting shall be limited to such category of directors.
To be timely, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the
Company not less than 90 nor more than 120 days prior to the meeting; provided, that if less than 130 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the meeting was mailed or such public disclosure was made.
In addition to satisfying the advance notice provisions in the Articles relating to nominations of director candidates, including the earlier notice deadlines set out above, to comply with the SEC’s universal proxy rule, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees in compliance with Rule
14a-19 under the Exchange Act must also provide notice that sets forth the information required by Rule 14a-19 no later than March 15, 2027.
To be in proper written form, in summary, a shareholder’s notice to the Secretary must set forth, among other things:
❖as to each nominating shareholder:
❖the information about the shareholder and its Associated Persons specified above under “Shareholder
Proposals Other Than Director Nominations”; and
❖any other information relating to such shareholder that would be required to be disclosed pursuant to any applicable law and rules of the SEC or of the NYSE, including pursuant to Rule 14a-19(b); and
❖as to each person whom the shareholder proposes to nominate for election as a director:
❖all information that would be required if such nominee was a nominating shareholder, as described above, except such information shall also include the business address and residence address of the person;
❖the principal occupation or employment of the person;
❖all information relating to such person that is required to be disclosed in solicitations of proxies for appointment of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the
Exchange Act or any successor provisions thereto, and any other information relating to the person that would be required to be disclosed pursuant to any applicable law and rules of the SEC or of the NYSE; and
❖a description of all direct and indirect compensation and other material monetary arrangements and understandings during the past three years, and any other material relationship, between or among any nominating shareholder and its affiliates and associates, on the one hand, and each proposed nominee, and their respective affiliates and associates, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K of the Exchange Act if such nominating shareholder were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant.
Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The Company may require any proposed nominee to furnish such other information as may be reasonably required by the Company to determine the eligibility of such proposed nominee to serve as an independent director of the Company in accordance with the rules of the NYSE.

Clarivate 2026 Proxy Statement
ADMISSION PROCEDURE
Admission
Admission is limited to shareholders of record at the close of business on March 16, 2026, or one individual designated as a shareholder’s authorized proxy holder, or one representative designated in writing to present a shareholder proposal. If you plan to attend the Annual Meeting in person, we encourage you to request an admission ticket in advance.
Failure to request an admission ticket in advance will not preclude your attendance at the Annual Meeting in person.
However, in each case, an individual must have a valid government-issued photo identification (e.g., a driver’s license or a passport) and should arrive in advance, with sufficient time to be admitted to the Annual Meeting.
No weapons, cameras, audio or video recording equipment, electronic devices, large bags, briefcases, or packages will be permitted in the Annual Meeting. Please note that, for security reasons, all bags may be searched. We will be unable to admit anyone to the Annual Meeting who does not comply with these security procedures. No one will be admitted to the
Annual Meeting once the meeting has commenced.
Ticket Requests
Ticket requests should include all information specified in the applicable table below and be submitted in writing and received by the General Counsel at General Counsel, c/o Legal Department, Clarivate Plc, 70 St. Mary Axe, London
EC3A 8BE, United Kingdom or by email to Company.Secretary@clarivate.com.
Authorized Proxy Representative
A shareholder may appoint one representative to attend the Annual Meeting and/or vote on their behalf. The admission ticket should be requested by the shareholder but will be issued in the name of the authorized representative. The shareholder information specified below and a written proxy authorization must accompany the ticket request.
Proponent of a Shareholder Proposal
For each shareholder proposal included in this Proxy Statement, the shareholder sponsor should notify the Company in writing of the individual authorized to present the proposal on behalf of the shareholder at the Annual Meeting. One admission ticket will be issued for the designated representative if the advance registration instructions in this section are followed. Shareholder sponsors and their designated representatives must present valid government-issued photo identification to be admitted to the Annual Meeting.

Registered Shareholders For ownership verification provide:	Beneficial Holders For ownership verification provide one of the following:
Option A:
❖Name(s) of shareholder(s);
❖Address;
❖Phone number; and
❖Shareholder account number or social security number
Option B:
❖A copy of your proxy card or notice showing shareholder
name and address
Also include:
❖Name of authorized proxy representative, if applicable
❖Email address to which the ticket should be sent and
phone number

❖A copy of your March 2026 brokerage account statement
showing Clarivate share ownership as of the Record
Date (March 16, 2026); or
❖A letter from your broker, bank, or other nominee
verifying your Record Date (March 16, 2026) ownership;
or
❖A copy of your brokerage account voting instruction card
showing shareholder name and address
Also include:
❖Name of authorized proxy representative, if applicable
❖Email address to which the ticket should be sent and
phone number

In order to be admitted to the Annual Meeting, shareholders will need proof of ownership of the Company’s ordinary shares and may be asked to present a form of personal government-issued photo identification. If your ordinary shares are not registered in your name (for instance, if you hold Clarivate ordinary shares through a broker, bank, or other institution), please advise the shareholder of record that you wish to attend; that firm will then provide you with evidence of ownership that will be required for admission to the Annual Meeting.

Clarivate 2026 Proxy Statement
OTHER MATTERS
The Board does not know of any other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, your proxy holders will vote on it as they think best unless you direct them otherwise in your proxy instructions.
We urge you to submit your signed proxy promptly.
BY ORDER OF THE BOARD OF DIRECTORS
John Doulamis
General Counsel
April 1, 2026
Our Annual Report for the year ended December 31, 2025, has been mailed with this Proxy Statement.
You may also review that document and all exhibits on our website (ir.clarivate.com). We will provide printed copies of exhibits to the Annual Report but will charge a reasonable fee per page to any requesting shareholder. Send that request in writing to: General Counsel, c/o Legal Department, Clarivate Plc, 70 St. Mary Axe, London EC3A 8BE, United
Kingdom. The request must include a representation by the shareholder that as of the Record Date the shareholder was entitled to vote at the Annual Meeting.

Clarivate 2026 Proxy Statement
APPENDIX A
NON-GAAP FINANCIAL MEASURES
We use non-GAAP financial measures to evaluate our business and trends, measure performance, prepare financial projections, and make strategic decisions. Although we believe these measures may be similarly useful to investors in evaluating our business, these measures are not a substitute for GAAP financial measures or disclosures. Reconciliations of our non-GAAP financial measures to the most directly comparable GAAP measures are provided below.
Adjusted EBITDA and Adjusted EBITDA margin
We use Adjusted EBITDA as a basis for evaluating our ongoing operating performance, and we believe it is useful for investors to understand the underlying trends of our operations. Adjusted EBITDA represents Net income (loss) before the
Provision (benefit) for income taxes, Depreciation and amortization, and Interest expense, net, adjusted to exclude acquisition and/or disposal-related transaction costs, share-based compensation, restructuring expenses, impairments, the impact of certain non-cash fair value adjustments on financial instruments, unrealized foreign currency gains/losses, legal settlements, and other items that are included in Net income (loss) for the period that we do not consider indicative of our ongoing operating performance. Adjusted EBITDA margin is calculated by dividing Adjusted EBITDA by Revenues.
Our presentation of Adjusted EBITDA and Adjusted EBITDA margin should not be construed as an inference that our future results will be unaffected by any of the adjusted items, or that our projections and estimates will be realized in their entirety or at all. In addition, because of these limitations, Adjusted EBITDA should not be considered as a measure of liquidity or discretionary cash available to us to fund our cash needs, including investing in the growth of our business and meeting our obligations.
The following table presents our calculation of Adjusted EBITDA and Adjusted EBITDA margin for the years ended
December 31, 2025 and 2024, and reconciles these non-GAAP measures to our Net income (loss) and Net income (loss)
margin for the same periods:

	Year Ended December 31,
(in millions)	2025	2024
Net income (loss)	$(201.1)	$(636.7)
Provision (benefit) for income taxes	7.2	82.9
Depreciation and amortization	757.2	727.0
Interest expense, net	265.4	283.4
Share-based compensation expense	63.0	60.6
Goodwill and intangible asset impairments	15.0	540.7
Restructuring and other impairments	50.7	19.6
Fair value adjustment of warrants	—	(5.2)
Transaction related costs	22.5	17.9
Other(1)	21.9	(29.8)
Adjusted EBITDA	$1,001.8	$1,060.4
Net income (loss) margin	(8.3)%	(24.9)%
Adjusted EBITDA margin	40.8%	41.5%
(1)Includes the net impact of foreign exchange gains and losses related to the remeasurement of balances and other items that do not reflect our ongoing operating performance.
Adjusted net income and Adjusted diluted EPS
Adjusted net income represents Net income (loss), adjusted to exclude amortization related to acquired intangible assets, share-based compensation, impairments, restructuring expenses, the impact of certain non-cash fair value adjustments on financial instruments, acquisition and/or disposal-related transaction costs, unrealized foreign currency gains/losses, legal settlements, and other items that are included in net income (loss) for the period that we do not consider indicative of our ongoing operating performance and the associated income tax impact of such adjustments.
Adjusted diluted EPS is calculated by dividing Adjusted net income by Adjusted diluted weighted average shares. The
Adjusted diluted weighted average shares calculation assumes that all instruments in the calculation are dilutive.

Clarivate 2026 Proxy Statement
The following table presents our calculation of Adjusted net income and Adjusted diluted EPS for the years ended
December 31, 2025 and 2024 and reconciles these non-GAAP measures to our Net income (loss) and diluted EPS for the same periods:

	Year Ended December 31,
	2025		2024
(In millions, except per share amounts)	Amount	Per Share	Amount	Per Share
Net income (loss) and Diluted EPS	$(201.1)	$(0.30)	$(636.7)	$(0.92)
Amortization related to acquired intangible assets	545.5	0.81	554.1	0.80
Share-based compensation expense	63.0	0.09	60.6	0.09
Goodwill and intangible asset impairments	15.0	0.02	540.7	0.78
Restructuring and other impairments	50.7	0.08	19.6	0.03
Fair value adjustment of warrants	—	—	(5.2)	(0.01)
Transaction related costs	22.5	0.03	17.9	0.03
Other(1)	24.8	0.04	(29.8)	(0.08)
Income tax impact of related adjustments	(52.3)	(0.08)	4.1	0.01
Adjusted net income and Adjusted diluted EPS	$468.1	$0.69	$525.3	$0.73
Adjusted weighted average ordinary shares, diluted	679.3		721.5
(1)Includes the net impact of foreign exchange gains and losses related to the remeasurement of balances and other items that do not reflect our ongoing operating performance.
Free cash flow
We use Free cash flow in our operational and financial decision-making and believe it is useful to investors because similar measures are frequently used by securities analysts, investors, ratings agencies, and other interested parties to measure the ability of a company to service its debt. Our presentation of Free cash flow should not be considered as a measure of liquidity or discretionary cash available to us to fund our cash needs, including investing in the growth of our business and meeting our obligations.
We define Free cash flow as Net cash provided by operating activities less Capital expenditures.
The following table reconciles our non-GAAP Free cash flow measure to Net cash provided by operating activities for the years ended December 31, 2025 and 2024:

	Year Ended December 31,
(in millions)	2025	2024
Net cash provided by operating activities	$628.5	$646.6
Capital expenditures	(263.2)	(289.1)
Free cash flow	$365.3	$357.5

Clarivate™

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 13, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Please mail your proxy card in the enclosed postage-paid return envelope no later than April 28, 2026 in order to allow sufficient time for us to receive your proxy card by mail.

VOTE BY EMAIL
You can also vote by email by sending a scanned PDF version of the original completed and signed proxy card to Company.Secretary@clarivate.com. A proxy card sent to us by email must be received by us no later than 11:59 P.M. Eastern Time on May 13, 2026.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V88270-P45136

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CLARIVATE PLC

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RE-ELECTION OF DIRECTORS;

1. RE-ELECTION OF DIRECTORS

Nominees:	For	Against	Abstain
1a. Andrew Snyder	☐	☐	☐
1b. Jane Okun Bomba	☐	☐	☐
1c. Kenneth Cornick	☐	☐	☐
1d. Usama N. Cortas	☐	☐	☐
1e. Suzanne Heywood	☐	☐	☐
1f. Adam T. Levyn	☐	☐	☐
1g. Anthony Munk	☐	☐	☐
1h. Wendell Pritchett	☐	☐	☐
1i. Saurabh Saha	☐	☐	☐
1j. Matitiahu (Matti) Shem Tov	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 2 AND 3.	For	Against	Abstain
2. APPROVAL, ON AN ADVISORY, NON-BINDING BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.	☐	☐	☐
3. REAPPOINTMENT OF OUR AUDITORS, RATIFICATION OF THEIR APPOINTMENT AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS ON AN ADVISORY, NON-BINDING BASIS, AND AUTHORIZATION OF OUR BOARD OF DIRECTORS, ACTING THROUGH ITS AUDIT COMMITTEE, TO DETERMINE THE FEES TO BE PAID TO THE AUDITORS.	☐	☐	☐

NOTE: This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" all director nominees in Proposal 1 and "FOR" Proposals 2 and 3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual General Meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V88271-P45136

CLARIVATE PLC
Annual General Meeting of Shareholders
May 14, 2026 1:00 PM BST/8:00 AM EDT
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Andrew Snyder, Matitiahu (Matti) Shem Tov, Jonathan Collins and John Doulamis, and each of them, each with the power of substitution and power to act alone, as proxies to vote all the ordinary shares that the undersigned would be entitled to vote if personally present and acting at the Annual General Meeting of Shareholders of Clarivate Plc to be held on May 14, 2026 or at any continuation, postponement or adjournment thereof.

(Continued and to be signed on reverse side)